                          [SCUDDER LOGO APPEARS HERE]
                              IMPORTANT NEWS FOR
                  SCUDDER NEW YORK TAX FREE FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of a matter affecting Scudder New York Tax Free Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand, which will include no-load Class S shares for all current Scudder Class S shareholders. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your Fund as well as your Fund Board's con-siderations in determining to recommend its approval by shareholders.

Q:  WHAT AM I BEING ASKED TO VOTE ON?

A: As described in the enclosed Proxy Statement/Prospectus, you are asked to approve the combination of your Fund into Kemper New York Tax-Free Income Fund, a fund with similar investment policies that is also managed by ZSI. Upon completion of this transaction, the surviving fund would be renamed "Scudder New York Tax Free Fund." After reviewing the proposal, your Fund's Board has determined that this action is in the best interest of the Fund's shareholders. The Board recommends that you vote for the pro-posal.

Q: WHY HAS MY BOARD OF TRUSTEES RECOMMENDED THAT I VOTE IN FAVOR OF THE PRO-POSED COMBINATION?

A: As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

  . LOWER FUND EXPENSES. If the reorganization is approved, your Fund's shareholders are expected to benefit from lower total fund operating expenses.

  . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, ZSI has advised the Trustees that the Funds have compatible investment objectives and policies. Both Funds invest primarily in New York municipal securities. In addition, ZSI has advised the Trustees that both Funds have the same co-lead portfolio managers and follow a substantially similar investment process.

  . INVESTMENT IN A LARGER FUND. ZSI has advised the Trustees that the Fund's shareholders will benefit from an investment in a larger fund which may have the ability to effect portfolio transactions on more favorable terms and provide ZSI with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

  . TAX-FREE REORGANIZATION. It is a condition of the reorganization that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q:  HOW WOULD THE REORGANIZATION OF MY FUND INTO ANOTHER FUND BE PROCESSED?

A: As described in the Proxy Statement/Prospectus, your shares would be ex-changed for a number of Class S shares of equal value in Kemper New York Tax-Free Income Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your cur-rent Fund and the NAV of your new fund when the transaction takes place.

Q:  WHEN WOULD THE REORGANIZATION TAKE PLACE?

A: If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in fu-ture communications.

Q: WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?

A: Please call Shareholder Communications Corporation, your Fund's informa-tion agent, at 1-800-401-3138.

                                                                  March 6, 2001

Dear Scudder Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand, which will include no-load Class S shares for all cur-rent Scudder Class S shareholders. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Kemper Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposed transaction involving your Fund. The Proxy Statement/Prospectus itself provides greater detail about the proposal, why it is being made and how it applies to your Fund. After careful review, your Fund's Board has approved the proposal. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing this and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                             /s/ Linda C. Coughlin
Edmond D. Villani                                 Linda C. Coughlin
Chief Executive Officer                           President
Zurich Scudder Investments, Inc.                  Scudder State Tax Free Trust

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                        SCUDDER NEW YORK TAX FREE FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Fund (the "Fund"), a series of Scudder State Tax Free Trust, will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 3:00 p.m., Eastern time, for the following purpose:

  Proposal:     To approve an Agreement and Plan of Reorganization for the
                Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper New York Tax-Free Income
                Fund, (ii) each shareholder of the Fund would receive Class
                S shares of Kemper New York Tax-Free Income Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting.

The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                             By Order of the Board,
                                             /s/ John Millette
                                             John Millette
                                             Secretary

March 6, 2001

 IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RE-TURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE AD-VANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FUR-THER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

PROPOSAL:     APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............   3

      SYNOPSIS..............................................................   3

      PRINCIPAL RISK FACTORS................................................  15

      THE PROPOSED TRANSACTION..............................................  16

ADDITIONAL INFORMATION......................................................  22

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                        SCUDDER NEW YORK TAX FREE FUND,
                             a separate series of
              SCUDDER STATE TAX FREE TRUST (the "Acquired Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

            by and in exchange for shares of beneficial interest of
                     KEMPER NEW YORK TAX-FREE INCOME FUND,
                             a separate series of
          KEMPER STATE TAX-FREE INCOME SERIES (the "Acquiring Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Acquired Trust in con-nection with the Special Meeting of Shareholders of Scudder New York Tax Free Fund (the "Fund") to be held on May 24, 2001, at the offices of Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two Inter-national Place, Boston, MA 02110-4103 at 3:00 p.m. (Eastern time), or at such later time made necessary by all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    At the Meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper New York Tax-Free Income Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Kemper New York Tax-Free Income Fund and the assumption by Kemper New York Tax-Free Income Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper New York Tax-Free Income Fund received would then be distributed to the

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-
FENSE.

shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper New York Tax-Free Income Fund and will receive shares of Kemper New York Tax-Free Income Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such share-holder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is contingent upon share-holder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 18, 2001.

    In the description of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Kemper New York Tax-Free Income Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actu-ally taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Kemper New York Tax-Free Income Fund that a prospective investor should know before investing and should be retained for future reference. For a more de-tailed discussion of the investment objective, policies, restrictions and risks of Kemper New York Tax-Free Income Fund, see Kemper New York Tax-Free Income Fund's prospectus offering Class S shares dated February 1, 2001, as supplemented from time to time, which is included in the materials you re-ceived with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated August 1, 2000, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be ob-tained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Kemper New York Tax-Free Income Fund's statement of additional information relating to Class S shares dated February 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper New York Tax-Free Income Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Com-mission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this State-ment of Additional Information is available upon request and without charge by calling or writing Kemper New York Tax-Free Income Fund at the telephone num-ber or address listed above. Shareholder inquiries regarding Kemper New York Tax-Free Income Fund may be made by calling (800) 621-1048 and shareholder in-quiries regarding the Fund may be made by calling (800) 728-3337. The informa-tion contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    Kemper New York Tax-Free Income Fund and the Fund are non-diversified se-ries of shares of beneficial interest of the Acquiring Trust and the Acquired Trust, respectively, which are open-end management investment companies orga-nized as Massachusetts business trusts.

    The Board of Trustees of the Acquired Trust unanimously recommends that shareholders vote FOR the Proposal.

                        PROPOSAL: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Trustees who are not consid-ered "interested" persons of the Acquired Trust, as defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the Plan at a meeting held on November 13, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kem-per New York Tax-Free Income Fund in exchange for Class S shares of Kemper New York Tax-Free Income Fund; (b) the distribution of such shares to the share-holders of the Fund in complete liquidation of the Fund; and (c) the termina-tion of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper New York Tax-Free Income Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold Class S shares of Kemper New York Tax-Free Income Fund hav-ing an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment.

Services provided to the Class S shareholders of Kemper New York Tax-Free In-come Fund following the Reorganization will be identical to those currently provided to shareholders of the Fund. See "Purchases, Exchanges and Redemp-tions."

Background of the Reorganization

    The Reorganization is part of a broader ZSI restructuring program to re-spond to changing industry conditions and investor needs. The mutual fund in-dustry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares cur-rently offered on all Kemper Funds to the Scudder Funds, will benefit fund shareholders. ZSI believes that the combination of its open-end, directly-distributed funds and classes (the "Scudder Funds") with the funds in the Kem-per Family of Funds (the "Kemper Funds") will permit it to streamline its ad-ministrative infrastructure and focus its distribution efforts. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. ZSI be-lieves that the larger funds, along with the fewer number of funds, that re-sult from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Scudder Funds.

    The fund consolidations are expected to have a positive impact on ZSI as well. These consolidations are likely to result in reduced costs (and the po-tential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposal on June 5, 2000, the Trustees have con-ducted a thorough review of all aspects of the proposed Reorganization. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    The Trustees believe that the Reorganization will provide shareholders of the Fund with the following benefits:

  . LOWER FUND EXPENSES. If the Reorganization is approved, the Fund's shareholders are expected to benefit from lower total fund operating expenses. Please refer to "Comparison of Expenses" below.

  . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, ZSI has advised the Trustees that the Funds have compatible investment objectives and policies. Both Funds invest primarily in New York municipal securities. In addition, ZSI has advised the Trustees that both Funds have the same co-lead portfolio managers and follow a substantially similar investment process. Please refer to "Investment Objectives, Policies and Restrictions of the Funds" below.

  . INVESTMENT IN A LARGER FUND. ZSI has advised the Trustees that the Fund's shareholders will benefit from an investment in a larger fund which may have the ability to effect portfolio transactions on more favorable terms and provide ZSI with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

  . TAX-FREE REORGANIZATION. It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Kemper New York Tax-Free Income Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of the Fund is to seek income that is exempt from New York state and New York City personal in-come tax and regular federal income taxes. The investment objective of Kemper New York Tax-Free Income Fund is to seek a high level of current income that is exempt from New York state and New York City income taxes and federal in-come taxes. There can be no assurance that either Fund will achieve its in-vestment objective. Each Fund has elected to be classified as a non-diversi-fied series of an open-end investment company.

    As a fundamental policy, Kemper New York Tax-Free Income Fund normally in-vests at least 80% of its net assets in municipal securities whose income is free from regular federal income tax. In addition, as a fundamental policy, Kemper New York Tax-Free Income Fund invests at least 65% of its net assets in New York municipal securities and other securities that are exempt from New York state and New York City income taxes. The Fund invests at least 80% of its net assets in New York municipal securities. Each Fund may invest up to 20% of its net assets in securities whose income is subject to the federal al-ternative minimum tax.

    Each Fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particu-lar source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include, to a limited extent, municipal lease obligations and investments representing an interest in these. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

    Both Funds have the same co-lead portfolio managers and are managed in a substantially similar manner. In selecting securities for Kemper New York Tax-Free Income Fund, the Investment Manager looks for securities that appear to offer the best income potential. In selecting securities for the Fund, the In-vestment Manager looks for securities that appear to offer the best total re-turn potential, which for the Fund means those securities offering the best income potential. With both Funds, the Investment Manager normally prefers se-curities that cannot be called in before maturity. In making investment deci-sions for each Fund, the Investment Manager typically weighs a number of fac-tors, including economic outlooks, possible interest rate movements, changes in supply and demand within the municipal bond market and, in the case of Kem-per New York Tax-Free Income Fund, specific security characteristics.

    Normally, at least 90% of Kemper New York Tax-Free Income Fund's municipal securities are rated in one of the top four grades of credit quality. The

Fund normally invests at least 75% of its total assets in securities that are of the top four grades of credit quality, or are issued or guaranteed by the U.S. government. Up to 10% of Kemper New York Tax-Free Income Fund's invest-ments in municipal securities may consist of "junk bonds," which are those rated below the top four credit grades (i.e., grade BB/Ba and below), while the Fund could invest up to 25% of its total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B).

    The duration of a fund's portfolio is a measure of the fund's sensitivity to interest rates. As of December 31, 2000, the average duration of Kemper New York Tax-Free Income Fund was 7.4 years and the average duration of the Fund was 7.3 years. As of December 31, 2000, the dollar-weighted average maturity (the effective maturity of a fund's portfolio) of Kemper New York Tax-Free In-come Fund was 13.1 years and the average maturity of the Fund was 10.3 years. See "Principal Risk Factors" for more information regarding duration and matu-rity.

    As a temporary defensive measure, each Fund may shift up to 100% of its assets into investments such as taxable money market securities. To the extent a Fund takes such actions, it would mean that the Fund would not be pursuing its objective.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical, except that the Fund must have at least 80% of its net assets in-vested in New York municipal securities during periods of normal market condi-tions. While Kemper New York Tax-Free Income Fund does not have this fundamen-tal restriction, it generally intends to invest at least 80% of its assets in New York municipal securities during periods of normal market conditions. Fun-damental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment policies (i.e., those changeable by the particular Fund's Board without shareholder approval), which are set forth under "Investment Restrictions" in each Fund's statement of ad-ditional information are identical, except that Kemper New York Tax-Free In-come Fund has a stated restriction limiting investments in illiquid securities to no more than 15% of net assets. Both Funds are, however, subject to such restriction pursuant to applicable regulation. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Kemper New York Tax-Free Income Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly av-erage value of the portfolio (excluding from both the numerator and the denom-inator securities with maturities at the time of acquisition of one year or less), for the
fiscal year ended August 31, 2000 was 26%. The portfolio turnover rate for the Fund for the fiscal year ended March 31, 2000 was 25%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Performance

    The following table shows how the returns of the Fund and Kemper New York Tax-Free Income Fund over different periods average out. For context, the ta-ble also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                          Past Year Past 5 Years Past 10 Years
                                          --------- ------------ -------------
Fund--Class S............................  11.48%      5.41%         7.33%
Kemper New York Tax-Free Income Fund--
  Class S(/1/)...........................  12.08%      4.83%         6.99%
Comparative Index for both Funds: Lehman
  Brothers Municipal Bond Index(/2/).....  11.68%      5.84%         7.32%

-----------
(/1/Class)S shares of Kemper New York Tax-Free Income Fund are newly offered and therefore have no available performance information. The average an-nual total returns for Kemper New York Tax-Free Income Fund's Class S shares are derived from the historical performance of Class A shares, but without including the effect of the 4.50% maximum initial sales charge ap-plicable to Class A shares. The performance for Class A shares including the effect of the maximum initial sales charge was 7.04%, 3.87% and 6.50% for the past year, past 5 years and past 10 years, respectively. Unlike Class S shares, Class A shares bear a 0.25% shareholder services fee, the effect of which is reflected in the performance shown in the table.
(/2/The)Lehman Brothers Municipal Bond Index is a market value-weighted meas-ure of municipal bonds issued across the United States.

    Total return for Kemper New York Tax-Free Income Fund would have been lower during 1991 if the Investment Manager had not maintained expenses during that year.

    The Trustees have been advised by ZSI that differences in the past perfor-mance of the two Funds prior to January 1999 were primarily attributable to the Funds' engagement of separate and distinct investment management teams prior to such time. The Trustees did not consider these differences in the Funds' past performance to be a significant factor in evaluating the Reorgani-zation because the Funds currently have the same co-lead portfolio managers and follow a substantially similar investment process.

    For management's discussion of Kemper New York Tax-Free Income Fund's per-formance for the fiscal year ended August 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. The same two individuals serve as the co-lead portfolio managers for each Fund. ZSI is a Delaware cor-poration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of August 31, 2000, Kemper New York Tax-Free Income Fund had total net assets of $216,141,597. For the fiscal year ended August 31, 2000, Kemper New York Tax-Free Income Fund paid the Investment Manager a fee of 0.55% of its average daily net assets. As of March 31, 2000, the Fund had total net assets of $174,465,235. For the fiscal year ended March 31, 2000, the Fund paid the In-vestment Manager a fee of 0.625% of its average daily net assets.

    The fee schedule for the combined Fund after the Reorganization will be identical to the current fee schedule for Kemper New York Tax-Free Income Fund. Currently, the fee schedules for the Fund and Kemper New York Tax-Free Income Fund are as follows:

                                             Kemper New York Tax-Free Income Fund
               Fund                          --------------------------------------------
------------------------------------
Average Daily Net                            Average Daily Net
Assets                      Fee Rate         Assets                          Fee Rate
----------------------      --------         -----------------------         --------
First $200 million           0.625%          First $250 million               0.550%
Next $300 million            0.600%          Next $750 million                0.520%
More than $500 million       0.575%          Next $1.5 billion                0.500%
                                             Next $2.5 billion                0.480%
                                             Next $2.5 billion                0.450%
                                             Next $2.5 billion                0.430%
                                             Next $2.5 billion                0.410%
                                             More than $12.5 billion          0.400%

    Based upon the Fund's average daily net assets for the twelve month period ended November 30, 2000, the effective advisory fee rate for the Fund was 0.625%. Based upon each Fund's average daily net assets for the twelve month period ended November 30, 2000, the effective advisory fee rate for Kemper New York Tax-Free Income Fund after the Reorganization would be 0.54% of average daily net assets.

Administrative Fee

    On the date of Closing, Kemper New York Tax-Free Income Fund will enter into an administrative services agreement with ZSI (the "Administration Agree-ment"), pursuant to which ZSI will provide or pay others to provide substan-tially all of the administrative services required by the Class S shares of Kemper New York Tax-Free Income Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the pay-ment by Kemper New York Tax-Free Income Fund of an annual administrative serv-ices fee (the "Administrative Fee") equal to 0.15% of average daily net assets attributable to the Class S shares. The Administration Agreement is substan-tially identical to that recently adopted by the Fund and upon the Closing, Class S shareholders of Kemper New York Tax-Free Income Fund will pay the same rate of Administrative Fee as is currently borne by the Fund. One effect of this arrangement is to make Kemper New York Tax-Free Income Fund's future ex-pense ratio more predictable. On the other hand, the administrative fee rate will not decrease with economies of scale from increases in asset size or de-creased operating expenses. The details of this arrangement (including ex-penses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Kemper New York Tax-Free Income Fund pursuant to separate agreements. Some of these Service Providers may dif-fer from the current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Kemper New York Tax-Free Income Fund and maintains its accounting records. Scudder Service Corporation, a subsidiary of ZSI, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of Kemper New York Tax-Free Income Fund. Scudder Investor Services, Inc. ("SIS"), a wholly-owned subsidi-ary of ZSI, is the principal underwriter and distributor for the Class S shares of Kemper New York Tax-Free Income Fund and acts as agent of such Fund in the continuous offering of such shares. As custodian, State Street Bank and Trust Company holds the portfolio securities of Kemper New York Tax-Free In-come Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper New York Tax-Free Income Fund.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper New York Tax-Free Income Fund described above, except that ZSI will pay these entities for the provision of their services to Kemper New York Tax-Free Income Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper New York Tax-Free Income Fund will pay ZSI the Administra-tive Fee.

    The proposed Administration Agreement will remain in effect with respect to the Class S shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees who oversee Kemper New York Tax-Free Income Fund. The Administration Agreement shall continue in effect on an an-nual basis after September 30, 2003, provided that such continuance is ap-proved at least annually by a majority of the trustees, including the Indepen-dent Trustees, who oversee Kemper New York Tax-Free Income Fund. The fee pay-able by Kemper New York Tax-Free Income Fund to ZSI pursuant to the Adminis-tration Agreement would be reduced by the amount of any credit received from Kemper New York Tax-Free Income Fund's custodian for cash balances.

    Certain expenses of Kemper New York Tax-Free Income Fund would not be borne by ZSI under the Administration Agreement, such as taxes, brokerage, in-terest and extraordinary expenses, and the fees and expenses of the Indepen-dent Trustees (including the fees and expenses of their independent counsel). Kemper New York Tax-Free Income Fund will continue to pay the fees required by its investment management agreement with ZSI.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class S shares of Kemper New York Tax-Free Income Fund, and compares these with the expenses of the Fund. As indicated below, it is ex-pected that the total expense ratio of Class S shares of Kemper New York Tax-Free Income Fund following the Reorganization will be lower than the current expense ratio of the Class S shares of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets dur-ing the twelve months ended November 30, 2000 (prior to the creation of Class S shares of Kemper New York Tax-Free Income Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorga-nization had been in effect for the period.

                           Expense Comparison Table
                                Class S Shares

                                                                     Kemper
                                                                    New York
                                                   Kemper New       Tax-Free
                                                    York Tax-    Income Fund --
                                                      Free         Pro Forma
                                        Fund       Income Fund   Combined(/1/)
                                        -----      -----------   --------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..   None          None           None
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)...........................   None          None           None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.....   None          None           None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).....   None*         None*          None*
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.......................  0.63%         0.55%          0.54%
Distribution and/or Service (12b-1)
  Fees................................   None          None           None
Other Expenses........................  0.15%(/2/)    0.15%(/3/)     0.15%
Total Annual Fund Operating Expenses..  0.78%         0.70%          0.69%
Expense Example of Total Operating
  Expenses at the End of the
  Period(/4/)
One Year..............................   $ 80          $ 72           $ 70
Three Years...........................   $249          $224           $221
Five Years............................   $433          $390           $384
Ten Years.............................   $966          $871           $859

-----------
*   There is a $5 wire service fee for receiving redemption proceeds via wire.

Notes to Expense Comparison Table:
(/1/)The Kemper New York Tax-Free Income Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reorga-nization and reflects the effect of the Reorganization. Pro forma ex-penses reflect the implementation of Kemper New York Tax-Free Income Fund's Administration Agreement.
(/2/)Restated to reflect the implementation of the Fund's Administration
     Agreement.
(/3/)Reflects the Administration Agreement to be effective upon completion of the Reorganization.
(/4/)Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

Distribution of Shares

    SIS, Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of the Fund and will serve as the principal underwriter of the Class S shares of Kemper New York Tax-Free Income Fund. SIS charges no direct fees in connection with the dis-tribution of shares of the Fund or the Class S shares of Kemper New York Tax-Free Income Fund. Following the Reorganization, shareholders of Class S shares of Kemper New York Tax-Free Income Fund will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis. Class S shares are generally not available to new investors.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. At the time of the Closing, the procedures for purchases, exchanges and redemptions of Class S shares of Kemper New York Tax-Free Income Fund will be identical to those of the Fund. Class S shares of Kemper New York Tax-Free Income Fund will be exchangeable for Class S shares of most other open-end funds advised by ZSI offering such shares.

    Services available to shareholders of Class S shares of Kemper New York Tax-Free Income Fund will be identical to those available to shareholders of the Fund and include the purchase and redemption of shares through an auto-mated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class S shares, and reinvestment privileges. Please see Kemper New York Tax-Free Income Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to declare income dividends daily and pay them monthly and distribute net short-term and net long-term capital gains, if any, in No-vember or December. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automati-cally invested in additional shares of the same class of that Fund, or a dif-ferent fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's elec-tion, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    Each of the Acquired Trust and the Acquiring Trust is established as a Massachusetts business trust pursuant to separate Declarations of Trust. Al-though the organizational documents of the Acquired Trust and the Acquiring Trust are similar, some differences do exist. The more significant differences are listed below.

  . A vote of a majority of the Acquiring Trust's outstanding shares is required to remove a trustee from office; a vote of two-thirds of the Acquired Trust's outstanding shares is required to remove a trustee from office.

  . A special meeting of shareholders of Kemper New York Tax-Free Income Fund may be called by shareholders holding at least 25% of that Fund's shares then outstanding (or 10% of the Acquiring Trust's shares if the purpose is to determine the removal of a Trustee); 10% of the Fund's shares then outstanding are required to call a special meeting of its shareholders.

    Trustees and Officers.

    The Trustees of the Acquired Trust are different from the Trustees of the Acquiring Trust. The shareholders of Kemper New York Tax-Free Income Fund are currently considering the election of a new Board of Trustees, which, if ap-proved by the shareholders, will consist of John W. Ballantine, Lewis A. Burn-ham, Mark S. Casady, Linda C. Coughlin, Donald L. Dunaway, James R. Edgar, William F. Glavin, Robert B. Hoffman, Shirley D. Peterson, Fred B. Renwick, William P. Sommers and John G. Weithers. In addition, the officers of the Ac-quired Trust and the Acquiring Trust are different. (See each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is March 31. Kemper New York Tax-Free Income Fund's fiscal year-end is August 31.

    Auditors.

    The Fund's auditors are PricewaterhouseCoopers LLP. Kemper New York Tax-Free Income Fund's auditors are Ernst & Young LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                    *  *  *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Kemper New York Tax-Free Income Fund are sim-ilar to those presented by the Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the In-vestment Manager), risk associated with interest rates and risk associated with credit quality. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit risk refers to the fact that if a portfolio security declines in credit qual-ity or goes into default, it could hurt Fund performance.

    Interest rate risk is generally greater for funds investing in fixed in-come securities with longer maturities and longer average durations. Because historically Kemper New York Tax-Free Income Fund has generally invested in securities with longer maturities and a longer average duration than the Fund, its share value may fluctuate more due to changes in interest rates. Credit risk is greater for junk bonds than for investment grade bonds. Investments in junk bonds entail relatively greater loss of income and principal than invest-ments in higher rated securities, and may fluctuate more in value. Credit risk may be higher for the Fund because it may invest in junk bonds to a greater extent (up to 25% of its total assets) than may Kemper New York Tax-Free In-come Fund (up to 10% of its municipal securities). The fact that each Fund in-vests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal prob-lems, could affect portfolio securities similarly. Lastly, each Fund is sub-ject to the risks associated with being non-diversified. Since each Fund is non-diversified, its investment returns may be impacted to a greater extent by changes in the market value and returns of any one portfolio holding as com-pared to diversified funds. The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Kemper New York Tax-Free Income Fund in exchange for that number of full and fractional Class S shares of Kemper New York Tax-Free Income Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding class of the Fund as of the close of business on the Valuation Date. Kemper New York Tax-Free Income Fund will assume all of the liabilities of the Fund. The Fund will dis-tribute the Class S shares received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class S shares of Kemper New York Tax-Free Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper New York Tax-Free Income Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class S shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class S shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class S shares of Kemper New York Tax-Free Income Fund distributed in the Reorganiza-tion to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class S shares of Kemper New York Tax-Free Income Fund received by the share-holder in connection with the Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1,

2001, unless such date is extended by mutual agreement of the parties; or
(iii) by either party if the other party has materially breached its obliga-tions under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the share-holder meeting if such amendment would have the effect of changing the provi-sions for determining the number of shares of Kemper New York Tax-Free Income Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

    The Fund will pay its allocable share of expenses associated with the Re-organization, except that ZSI will bear any expenses in excess of $24,974 (ap-proximately $0.0016 per share, based on May 31, 2000 net assets for the Fund). As investors in the Fund, Fund shareholders indirectly bear a portion of these expenses.

Board Approval of the Proposed Transaction

    ZSI first proposed the Reorganization to the Independent Trustees of the Fund at a meeting held on June 5, 2000. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by ZSI to consolidate its mutual fund lineup and to offer all of the open-end mutual funds it advises under the "Scudder" brand name (see "Synopsis--Background of the Reorganization" above). This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI un-der the Scudder name, with a concentration on distribution through financial intermediaries and the AARP Investment Program;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of similar Scudder Funds and Kemper Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient op-erating size;

  (iv) The creation of new classes of shares of each continuing Scudder Fund to facilitate future distribution of such funds through the "intermediary" or broker-sold distribution channel, and the crea-tion of new classes of shares of each Kemper Fund into which a Scudder Fund is merging in order to allow current Scudder Fund shareholders to continue holding a class of shares with similar rights, privileges and expense structures as they currently pos-sess; and

  (v) The implementation by each Kemper Fund of an Administration Agree-ment similar in scope and structure to the Administration Agreements recently adopted by many of the Scudder Funds.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the June 5th meeting, the Independent Trustees met on several occasions to review and discuss these proposals, both among themselves and with representatives of ZSI. In the course of their review, the Independent Trustees requested and re-ceived substantial additional information and suggested numerous changes to ZSI's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Fund, the independent trustees/directors of other funds involved and ZSI reached general agreement on the elements of a restructuring plan as it af-fects shareholders of various funds and, where required, agreed to submit ele-ments of the plan for approval to shareholders of those funds.

    On November 13, 2000, the Board, including the Independent Trustees, ap-proved the terms of the Reorganization and certain related proposals. The In-dependent Trustees have also unanimously agreed to recommend that the Reorga-nization be approved by the Fund's shareholders.

    In determining to recommend that the shareholders of the Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kemper New York Tax-Free Income Fund, and between the estimated operating expenses of Kemper New York Tax-Free Income Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Fund's and Kemper New York Tax-Free Income Fund's investment objec-tives, policies, restrictions and portfolios; (d) the agreement by ZSI to pro-vide services to Kemper New York Tax-Free Income Fund for a fixed fee rate un-der the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Fund and Kemper New York Tax-Free Income Fund; (f) the costs to be borne by the Fund, Kemper New York Tax-Free Income Fund and ZSI as a result of the Reorganization, (g) prospects for Kemper New York Tax-Free Income Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Fund, Kemper New York Tax-Free Income Fund and their respective shareholders; (i) the investment performance of the Fund and Kemper New York Tax-Free Income Fund; and

(j) possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Fund. As noted above under "Com-parison of Expenses," the pro forma expense ratio (reflecting the Administra-tive Fee) for the combined fund following the Reorganization is lower than the current expense ratio for the Fund. The Board also considered that the Reorga-nization would permit the shareholders of the Fund to pursue similar invest-ment goals in a larger fund.

    Based on all of the foregoing, the Board concluded that the Fund's partic-ipation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Kemper New York Tax-Free Income Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital con-sists of an unlimited number of shares of beneficial interest, all having no par value per share. The Trustees of the Acquiring Trust are authorized to di-vide the shares of the Acquiring Trust into separate series. Kemper New York Tax-Free Income Fund is one of four active series of the Acquiring Trust that the board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Kemper New York Tax-Free Income Fund are currently divided into four classes: Class S, Class A, Class B and Class C. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

    Each share of each class of Kemper New York Tax-Free Income Fund repre-sents an interest in Kemper New York Tax-Free Income Fund that is equal to and proportionate with each other share of that class of Kemper New York Tax-Free Income Fund. Kemper New York Tax-Free Income Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Kemper New York Tax-Free Income Fund.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Kemper New York Tax-Free Income Fund of all or substantially all of the assets of the Fund in exchange solely for Class S shares and the assumption by Kemper New York Tax-Free Income Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper New York Tax-Free In-come Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Kemper New York Tax-Free Income Fund in exchange solely for Class S shares and the assumption by Kemper New York Tax-Free Income Fund of all of the liabili-ties of the Fund or upon the distribution of the Class S shares to sharehold-ers of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper New York Tax-Free Income Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper New York Tax-Free Income Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Kemper New York Tax-Free Income Fund upon the receipt of the assets of the Fund in exchange for Class S shares and the assumption by Kemper New York Tax-Free Income Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class S shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class S shares received by each share-holder of the Fund will be the same as the basis of the shares of the Fund ex-changed therefor; and (viii) the holding period of Class S shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Kemper New York Tax-Free Income Fund may dispose of certain securities received by it from the Fund in connection with the Reorga-nization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Kemper New York Tax-Free Income Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

    The following table shows on an unaudited basis the capitalization of Kemper New York Tax-Free Income Fund and the Fund as of November 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganiza-tion(/1/):

                            Kemper      Scudder                      Kemper New York
                           New York     New York                     Tax-Free Fund --
                           Tax-Free     Tax Free    Pro Forma           Pro Forma
                         Income Fund      Fund     Adjustments           Combined
                         ------------ ------------ -----------       ----------------
Net Assets
Class S Shares..........              $177,397,838 $  (24,974)(/3/)    $177,372,864
Class A Shares.......... $199,733,112                                  $199,733,112
Class B Shares.......... $ 11,953,646                                  $ 11,953,646
Class C Shares.......... $  3,430,992                                  $  3,430,992
                                                                       ------------
Total Net Assets........                                               $392,490,614(/2/)
                                                                       ============
Shares Outstanding
Class S Shares..........                16,069,498  1,002,000            17,071,498
Class A Shares..........   19,215,237                                    19,215,237
Class B Shares..........    1,148,249                                     1,148,249
Class C Shares..........      330,243                                       330,243
Net Asset Value per
 Share
Class S Shares..........              $      11.04                     $      10.39
Class A Shares.......... $      10.39                                  $      10.39
Class B Shares.......... $      10.41                                  $      10.41
Class C Shares.......... $      10.39                                  $      10.39

-----------
(/1/) Assumes the Reorganization had been consummated on November 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper New York Tax-Free Income Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper New York Tax-Free Income Fund that actually will be received on or after such date.
(/2/) Kemper New York Tax-Free Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementation of Kemper New York Tax-Free Income Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC. The information regarding the Acquired Trust and the Fund may be obtained without charge by writing to Scudder Investor Servic-es, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337. The information regarding the Acquiring Trust and Kem-per New York Tax-Free Income Fund may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois or by calling 1-800-621-1048.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Description of the Plan." In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by tele-phone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such ad-journment those proxies which they are entitled to vote in favor of the Pro-posal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Ab-stentions and broker non-votes will have the effect of a "no" vote on the Pro-posal.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 16,104,660 Class S shares of the Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Kemper New York Tax-Free Income Fund. The Appendix hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated in the Appendix.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,098.88. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-401-3138. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103, within a reasonable time before the solicitation of proxies for such meeting. The timely submis-sion of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ John Millette

John Millette
Secretary

                         INDEX OF EXHIBITS AND APPENDIX

 EXHIBIT A: FORM OF AGREEMENT AND PLAN OF
            REORGANIZATION

 EXHIBIT B: MANAGEMENT'S DISCUSSION OF KEMPER NEW YORK
            TAX-FREE INCOME FUND'S PERFORMANCE

 APPENDIX:  BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Kemper State Tax-Free Income Se-
ries (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper New York Tax-Free Income Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Scudder State Tax Free Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Scudder New York Tax Free Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illi-nois 60606. The principal place of business of the Acquired Trust is Two In-ternational Place, Boston, Massachusetts 02110-4103.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class S shareholders of the Acquired Fund in complete liquida-tion of the Acquired Fund as provided herein, all upon the terms and condi-tions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund"s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund"s assets net of any liabilities of the Acquired Fund with respect to the Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Ac-quired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Ac-quired Fund shall be delivered at net asset value without a sales load, com-mission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund"s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund"s shareholders of rec-ord (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquir-ing Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class S Acquiring Fund Shares to be so credited to the Class S Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Class S Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstand-ing shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund"s then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust"s Declaration of Trust, as amended, and then-current prospec-tus or statement of additional information, copies of which have been deliv-ered to the Acquired Fund.

    2.2. The net asset value of a Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valua-tion procedures referred to in section 2.1. Notwithstanding anything to the con-trary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class S share shall be equal to the net asset value of one Class A Acquiring Fund Share.

    2.3. The number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class S shares of the Ac-quired Fund, determined in accordance with section 2.1 by the net asset value of a Class S Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund"s respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund"s respective independent accountants upon the reasonable request of the other Fund.

3.CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 18, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund"s portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for the Acquired Fund to the cus-todian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund"s portfolio securities and instru-ments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of fed-eral funds on the Closing Date.

    3.4. Scudder Service Corporation, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence sat-isfactory to the Acquired Fund that such Acquiring Fund Shares have been cred-ited to the Acquired Fund"s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, as-signments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund"s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund"s board members.

4.REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust"s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust"s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except juris-dictions in which the failure to so qualify would not have material ad-verse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

    (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all ma-terial respects with the 1940 Act and the rules and regulations thereun-der;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust"s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, inden-ture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and ad-versely affect its business and is not a party to or subject to the provi-sions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to con-summate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since March 31, 2000, there has not been any material adverse change in the Acquired Fund"s financial condition, assets, liabilities or busi-ness other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise dis-closed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund"s portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund"s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter"s rights (recognizing that, un-der Massachusetts law, Acquired Fund Shareholders, under certain circum-stances, could be held personally liable for obligations of the Acquired
  Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Scudder Service Corpora-tion, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund"s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Ac-quiring Fund has received notice at or prior to the Closing, and upon de-livery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the deter-minations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Ac-quired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorga-nization, moratorium and other laws relating to or affecting creditors" rights and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Reg-istration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

    (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust"s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accor-dance with the applicable provisions of the Acquiring Trust"s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do busi-ness in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have ma-terial adverse effect on the Acquiring Trust or Acquiring Fund. The Ac-quiring Fund has all material federal, state and local authorizations nec-essary to own all of the properties and assets and to carry on its busi-ness as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

    (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereun-der;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

    (d) The Acquiring Trust is not, and the execution, delivery and perfor-mance of this Agreement by the Acquiring Trust will not result (i) in vio-lation of Massachusetts law or of the Acquiring Trust"s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or as-sets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the pro-visions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all ma-terial respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since August 31, 2000, there has not been any material adverse change in the Acquiring Fund"s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund"s portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund"s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter"s rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly autho-rized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-as-sessable (recognizing that, under Massachusetts law, Acquiring Fund Share-holders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

    (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund"s assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the deter-minations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent trans-fer, reorganization, moratorium and other laws relating to or affecting creditors" rights and to general equity principles;

    (n) The information to be furnished by the Acquiring Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds" normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund"s port-folio, the resulting portfolio will meet the Acquiring Fund"s investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund"s Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund"s officers and agents shall have reasonable access to the Acquired Fund"s books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund"s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Ac-quiring Fund"s registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors" rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund"s assets for Acquiring Fund Shares pur-suant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such coun-sel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a mate-rially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Ac-quired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust"s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substan-tially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund"s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund"s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.FEES AND EXPENSES

    10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class S of Acquired Fund will bear $24,974. Any such expenses which are so borne by ZSI will be solely and directly related to the Reorgani-zation within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12.TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13.AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14.NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South River-side Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Flem-ing, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust"s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust"s Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust"s Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agree-ments, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                               KEMPER STATE TAX-FREE INCOME SERIES
                                      on behalf of Kemper New York
                                      Tax-Free Income Fund



____________________________________  ____________________________________
Secretary                             By:
                                      Its:



Attest:                               SCUDDER STATE TAX FREE TRUST
                                      on behalf of Scudder New York Tax
                                      Free Fund



____________________________________  ____________________________________
Secretary                             By:
                                      Its:



AGREED TO AND ACKNOWLEDGED ONLY
WITH RESPECT TO PARAGRAPH 10.2
HERETO

ZURICH SCUDDER INVESTMENTS, INC.


__________________________________
By:
Its:

                                                                      Exhibit B

    The following excerpt is from the combined annual report relating to Kem-per New York Tax-Free Income Fund as well as other Kemper state tax-free funds advised by ZSI. Certain information contained in Exhibit B may apply to Kemper state tax-free funds other than Kemper New York Tax-Free Income Fund.

MANAGEMENT TEAM

                      KEMPER STATE TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[BRENNAN PHOTO]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. BRENNAN JOINED THE FIRM IN 1995 AND IS A SENIOR VICE PRESIDENT. SHE RECEIVED HER B.A. IN ECONOMICS FROM URSINUS COLLEGE AND AN M.S. IN FINANCE FROM DREXEL UNIVERSITY.

[CAGGIANO PHOTO]
MATTHEW J. CAGGIANO IS A PORTFOLIO MANAGER OF KEMPER CALIFORNIA TAX-FREE INCOME FUND. HE HAS 10 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED SCUDDER KEMPER INVESTMENTS IN 1990.

[CONDON PHOTO]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA, KEMPER NEW YORK AND KEMPER OHIO TAX-FREE INCOME FUNDS. HE HAS 24 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED THE FIRM IN 1983 AS A FIXED-INCOME ANALYST.

[GOODFIELD PHOTO]
ASHTON P. GOODFIELD IS CO-LEAD PORTFOLIO MANAGER FOR KEMPER NEW YORK TAX-FREE INCOME FUND. SHE IS A SENIOR VICE PRESIDENT WITH 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.

[WILSON PHOTO]
REBECCA L. WILSON IS A PORTFOLIO MANAGER FOR KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. SHE JOINED SCUDDER KEMPER INVESTMENTS IN 1986. SHE HAS 14

YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

   9

PERFORMANCE UPDATE

MUNICIPAL BONDS HAVE FACED A CHALLENGING ENVIRONMENT SINCE AUGUST 1999. CAREFUL SECURITY SELECTION AND SAVVY CURVE POSITIONING IN A RISING-INTEREST-RATE ENVIRONMENT HELPED DELIVER ATTRACTIVE RESULTS. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW KEMPER STATE TAX-FREE INCOME FUNDS ARE POSITIONED FOR THE YEAR AHEAD.

Q    HOW DID THE MUNICIPAL BOND MARKET BEHAVE DURING FISCAL YEAR 2000?

A     During the 12 months ended August 31, 2000, interest rates fluctuated sharply. Short-term rates rose while long-term rates fell. Strong U.S. economic growth prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target by 125 basis points (1.25 percentage points) to
6.50 percent during the period. By late summer, inflationary pressures appeared to ebb following a period that saw commodity moved prices upward while the nation's unemployment rate fell to 30-year lows.

  In the municipal bond market, the initial challenge in the summer of 1999 was to preserve capital as bond prices and investor demand fell. However, by the spring of 2000, municipal bond prices rebounded as U.S. economic growth slowed to a more sustainable pace. Throughout the year, credit quality held firm in many states, and rating services upgraded New York and California municipal debt.

  Shrinking new supplies of municipal debt created intense competition for attractively priced securities with above-average income and total return prospects. As of August 31, 2000, the volume of new issuance was down 20 percent from earlier levels in the year, to about $124 billion. California and Ohio had even larger percentage declines in new issuance for the period.

  Municipal bond yields fluctuated substantially during fiscal year 2000. The yield of the Bond Buyer Revenue Bond index, an unmanaged group of municipal bonds that vary in quality and maturity (see Terms To Know, on page 10), hit a five-year high of 6.35 percent in January. Bond prices then began to rise, and by August 31, the index's yield had fallen to 5.72 percent. Within the funds, we took advantage of a major shift in the shape of the municipal yield curve at the end of calendar year 1999 to increase income potential and build more call protection.

Q     HOW DID EACH KEMPER STATE TAX-FREE INCOME FUND PERFORM BETWEEN AUGUST 1999
AND AUGUST 2000?

A     It was a great year for Kemper California Tax-Free Income Fund and a strong year for Kemper New York Tax-Free Income Fund and Kemper Florida Tax-Free Income Fund. Results for Kemper Ohio Tax-Free Income Fund were more modest, reflecting market conditions and bond issuance patterns within the state.

  The California fund's 7.97 percent 12-month total return (as of August 31, 2000, for Class A Shares, unadjusted for a sales charge) substantially outpaced the average of the fund's peers and finished ahead of both the unmanaged Lehman Brothers Municipal Bond index (up 6.77 percent) and the unmanaged Lehman Brothers California Exempt Bond index (up 7.82 percent).* The New York and Florida funds' results also outpaced the average return of their respective peer groups for the 12 months ended August 31, 2000. The Ohio fund's fiscal-year return was slightly less than its peer-group average.

 * THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND LEHMAN BROTHERS CALIFORNIA EXEMPT BOND INDEX INCLUDE BONDS THAT VARY IN QUALITY AND MATURITY. THE CALIFORNIA INDEX INCLUDES ONLY CALIFORNIA BONDS, WHILE THE OTHER INDEX HAS BONDS FROM MANY STATES, INCLUDING CALIFORNIA. TO BE INCLUDED IN EITHER INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST 5 YEARS, AND A MATURITY OF AT LEAST 2 YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED. INVESTORS CANNOT INVEST IN EITHER INDEX. INDEX RETURNS DO NOT REFLECT THE EXPENSES OF OPERATING AN ACTIVELY MANAGED MUTUAL FUND.

Q     WHY DID THE CALIFORNIA FUND PERFORM BETTER THAN OTHER STATES?

A     California bonds did particularly well in fiscal year 2000 because there was a high level of retail demand in California for municipal bonds from individual investors. The state also benefited from ratings upgrades for California's general obligation (GO) bond debt.

  Within Kemper California Tax-Free Income Fund, we capitalized on these trends and maintained a large portion of fund assets in bonds maturing in 12 to 20 years, the portion of the yield curve that benefited substantially from the municipal bond market's rebound. The fund finished the fiscal year

   10

PERFORMANCE UPDATE

with results that were in the top 10 percent of its peer group, as shown in the Lipper Rankings table.

  California's economy is reaping the rewards of the nation's high-technology boom and strong debt management practices, according to Standard & Poor's. California's average annual rate of growth in personal income was 6.49 percent between December 1994 and December 1999, compared with 5.67 percent for the United States as a whole.** As technology stock volatility increased in the past year, especially for Internet-related companies, we believe some California investors harvested long-term capital gains from the sale of technology stocks and technology stock options. We've seen trading activity that suggests California residents are reinvesting the proceeds of such sales in state municipal bonds to diversify their portfolios, reduce risk and minimize income taxes. California has one of the nation's highest state income tax burdens.

** SOURCE: BLOOMBERG BUSINESS NEWS.

Q     WHAT HAPPENED IN NEW YORK AND FLORIDA DURING FISCAL YEAR 2000?

A     During the past year, New York's general obligation bonds were also upgraded amid strength in the state's economy, helping lift bond prices. Investor demand, while good, was not as robust as in California. Personal income growth in New York has lagged the national average over the past few years (see Economic Snapshot table). New York City is thriving thanks to Wall Street and global trade, but some areas upstate have not done as well. Larger employers such as Xerox and Kodak as well as smaller firms continue to cut back and/or relocate operations to areas with lower taxes and lower utility costs.

  Within Kemper New York Tax-Free Income Fund, we achieved 12-month results that were within the top 12 percent of the fund's peer group by focusing on bonds maturing within a 14- to 18-year range (see Lipper Rankings table). It was challenging to find a diverse mix of attractive municipal investments within the state's bond market last year because new issuance declined. Much of the new debt that came to market was state lease obligations, and we did not want to be too overweighted in this one area. During the past year, we also avoided New York bonds that were related to the tobacco industry settlement because of uncertainties surrounding this revenue stream.

  Within Kemper Florida Tax-Free Income Fund, we achieved 12-month results that were within the top 14 percent of the fund's peer group by focusing on bonds maturing within a range similar to that of the New York fund (see Lipper Rankings table). The volume of new Florida issuance, while down, did not decline as much as other states, providing us with an opportunity to reposition the portfolio to benefit from the bond market's rebound.

  In Florida, a stronger-than-average economy has helped support bond prices. As of July 31, the state's unemployment rate of 3.7 percent was lower than the national average, while personal income growth between 1994 and 1999 was higher than average. The state's growth also fuels a need for more road, school and sewer-related bond issues. This past year, Florida officials won praise from rating agencies for a study that systematically evaluated the impact of Florida's growth-related bonding programs on its financial health. The study found that the state's annual tax revenues are likely to grow 52 percent through 2009, from $21 billion to $32 billion, and recommended an increase in Florida's budget reserve. In July, Standard & Poor's said,"This type of analysis is viewed positively from a credit standpoint."

Q     WHY WERE RESULTS FOR KEMPER OHIO TAX-FREE INCOME FUND MORE MODEST THAN THE
OTHER THREE SINGLE-STATE FUNDS?

A     The Ohio portfolio reflected the fact that the bulk of the state's municipalities issue bonds in the shorter maturity range, an area of the yield curve that did not do particularly well last year, especially in comparison with bonds in the 10- to 20-year range. The scarcity of new issuance, coupled with the small size of the fund relative to its Ohio peer group and the other three Kemper funds, made security selection and portfolio diversification challenging.

Q     THIS PAST WINTER, THE TREASURY BEGAN BUYING BACK SOME LONG-TERM DEBT AND
HELD FEWER AUCTIONS. WHAT EFFECT DID THIS HAVE ON MUNICIPAL BONDS?

A     The Treasury buyback news helped generate a welcome rally after several months of depressed municipal bond prices. In February, the Treasury said it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

  This past winter, the difference in income potential between short-term and long-term municipal securities was steep compared with Treasuries. We used this development to

   11

PERFORMANCE UPDATE

reposition the portfolios with more longer-term bonds selling at a discount. This helped the funds capture additional total return potential as the market rebounded in the spring.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A     The environment for municipal bonds has improved substantially since mid-1999. First, we doubt that the Federal Reserve will need to raise interest rates further in the coming months, since U.S. economic growth has moderated. At the same time, overall municipal bond credit quality remains solid, especially in comparison with U.S. corporate bonds. In a July report, Standard & Poor's said, "It is reasonable to be optimistic that the United States' recent good economic fortune is shaping public policy in a way that will support the rise in state and local government credit quality for years to come."

  Even though bond prices have risen, we still believe the municipal market provides strong long-term value, as tax-equivalent yields were at attractive levels for investors in the highest brackets as of August 31, 2000. California isn't the only place where people have faced high income taxes in recent years, and we are hopeful that more equity investors may look to municipal bonds to reduce income taxes and portfolio volatility.

  Historically, California has been regarded as a pacesetter for what happens in the rest of the country. We hope this will hold true for municipal bonds and that the apparent pattern of asset reallocation to tax-exempt debt that we have seen anecdotally in the Golden State will spread to other states.

  Finally, we think it worth noting that the 6.77 percent return of the Lehman Brothers Municipal Bond index outpaced the 5.17 percent total return of the Dow Jones Industrial Average for the 12 months ended August 31, 2000. While such an occurrence is rare and is unlikely to be repeated over the long term, we think it illustrates the continuing valuable role that municipal bonds can play in a diverse portfolio.

 STATE ECONOMIC AND BOND MARKET SNAPSHOT (DATA AS OF 8/31/00)

                               PERSONAL INCOME      GO BOND   10-YEAR GO     VOLUME OF     UNEMPLOYMENT RATE   REGIONAL CONSUMER
                            GROWTH RATE 1994-1999   RATING    BOND YIELD   BOND ISSUANCE      AS OF 7/00       PRICES SINCE 1983
    CALIFORNIA                      6.49%           AA3/AA-        4.65%      -27.9%             5.0%                +79%
 ....................................................................................................................................
    FLORIDA                         6.16%           AA2/AA+        4.80%       -3.3%             3.7%                +68%
 ....................................................................................................................................
    NEW YORK                        4.94%             A2/A+        4.78%       -4.7%             4.2%                +83%
 ....................................................................................................................................
    OHIO                            5.01%           AA1/AA+        4.89%      -34.2%             4.1%                +68%
 ....................................................................................................................................

SOURCES: BLOOMBERG BUSINESS NEWS, THE BOND BUYER, MOODY'S INVESTORS SERVICE, STANDARD & POOR'S, U.S. DEPARTMENT OF LABOR. YIELDS AND RATINGS SHOWN ARE NOT INTENDED TO PRESENT THE YIELDS OR AVERAGE QUALITY OF ANY KEMPER FUND. BOND ISSUANCE REFLECTS DATA FOR EIGHT MONTHS ENDED AUGUST 2000. CALIFORNIA CONSUMER PRICES ARE FOR THE SAN FRANCISCO AREA.

 CURRENT STATE INCOME TAX RATES

FOR TAXPAYERS IN THE 39.6% FEDERAL BRACKET

                                                                                       RANKING AMONG STATES
                                                                    HIGHEST RATE      (1 = HIGHEST TAX RATE)
    CALIFORNIA                                                         9.30%                    4TH
 ..................................................................................................................
    FLORIDA                                                             NONE                     --
 ..................................................................................................................
    NEW YORK                                                           6.85%                   16TH
 ..................................................................................................................
    OHIO                                                               7.23%                   15TH
 ..................................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. RATES MAY BE AFFECTED BY PAYMENT OF THE ALTERNATIVE MINIMUM TAX. WHILE FLORIDA HAS NO STATE INCOME TAX, IT HAS A GRADUATED INTANGIBLES TAX BASED ON ASSET VALUES. NEW YORK TAX RATE AND RELATIVE TAX BURDEN ARE HIGHER IN NEW YORK CITY, WHICH HAS ITS OWN INCOME TAX.

   12


PERFORMANCE UPDATE

KEMPER NEW YORK TAX-FREE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR            LIFE OF CLASS
---------------------------------------------------------------------------------------------------------------------------
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS A                                  1.72%    4.45%    6.63%                            6.76%     (since 12/31/85)
 ...........................................................................................................................
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS B                                  2.60     4.39      n/a                             4.82       (since 5/31/94)
 ...........................................................................................................................
    KEMPER NEW YORK TAX-FREE INCOME FUND
    CLASS C                                  5.64     4.55      n/a                             4.81       (since 5/31/94)
 ...........................................................................................................................

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS A
[LINE GRAPH SHOWING THE GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS A SHARES FROM 12/31/85 TO 8/31/00]


                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           A1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
12/31/85                                                 9548.00                    10000.00                    10000.00
                                                        10750.00                    11932.00                    10110.00
                                                        10637.00                    12111.00                    10558.00
                                                        11461.00                    13341.00                    11025.00
                                                        12837.00                    14779.00                    11537.00
                                                        13599.00                    15858.00                    12242.00
12/31/91                                                15419.00                    17784.00                    12617.00
                                                        16872.00                    19352.00                    12983.00
                                                        19060.00                    21729.00                    13339.00
12/31/94                                                18117.00                    20613.00                    13696.00
                                                        21375.00                    24202.00                    14044.00
                                                        21919.00                    25274.00                    14511.00
                                                        23869.00                    27598.00                    14758.00
                                                        25300.00                    29386.00                    14995.00
                                                        24224.00                    28780.00                    15398.00
8/31/00                                                 26101.00                    30959.00                    15795.00

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS B
[LINE GRAPH SHOWING THE GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS B SHARES FROM 5/31/94 TO 8/31/00]


                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           B1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9972.00                     9942.00                    10034.00
                                                         9771.00                     9868.00                    10149.00
                                                        10568.00                    10816.00                    10339.00
                                                        11426.00                    11586.00                    10407.00
6/30/96                                                 11130.00                    11534.00                    10624.00
                                                        11626.00                    12099.00                    10753.00
                                                        11908.00                    12486.00                    10868.00
                                                        12538.00                    13211.00                    10936.00
6/30/98                                                 12789.00                    13566.00                    11051.00
                                                        13203.00                    14067.00                    11112.00
                                                        12839.00                    13948.00                    11268.00
                                                        12526.00                    13777.00                    11410.00
                                                        13051.00                    14396.00                    11681.00
8/31/00                                                 13418.00                    14821.00                    11704.00

KEMPER NEW YORK TAX-FREE INCOME FUND CLASS C
[LINE GRAPH SHOWING THE GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS C SHARES FROM 5/31/94 TO 8/31/00]

   10

                                                  KEMPER NEW YORK TAX-
                                                 FREE INCOME FUND CLASS          LEHMAN BROTHERS
                                                           C1                 MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9936.00                     9942.00                    10034.00
                                                         9770.00                     9868.00                    10149.00
                                                        10560.00                    10816.00                    10339.00
                                                        11420.00                    11586.00                    10407.00
6/30/96                                                 11135.00                    11534.00                    10624.00
                                                        11611.00                    12099.00                    10753.00
                                                        11908.00                    12486.00                    10868.00
                                                        12540.00                    13211.00                    10936.00
6/30/98                                                 12777.00                    13566.00                    11051.00
                                                        13198.00                    14067.00                    11112.00
                                                        12834.00                    13948.00                    11268.00
                                                        12522.00                    13777.00                    11410.00
                                                        13050.00                    14396.00                    11681.00
8/31/00                                                 13418.00                    14821.00                    11704.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES,WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  RETURN REFLECTS ANNUALIZED CHANGE,
  WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER STATE TAX-FREE
    INCOME FUNDS WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUNDS'
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, HAVE BEEN ISSUED AS A PART OF AN
  ISSUE OF AT LEAST $50 MILLION, HAVE
  BEEN ISSUED WITHIN THE LAST 5 YEARS,
  AND HAVE A MATURITY OF AT LEAST 2
  YEARS. BONDS SUBJECT TO ALTERNATIVE
  MINIMUM TAX, VARIABLE-RATE BONDS AND
  ZERO-COUPON BONDS ARE EXCLUDED FROM
  THE INDEX. SOURCE: WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

                                   APPENDIX

                       Beneficial Owners of Fund Shares

Scudder New York Tax-Free Fund

    As of December 31, 2000, 923,138 shares in the aggregate, or 5.74% of the outstanding shares of Scudder New York Tax Free Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

Kemper New York Tax-Free Income Fund

    As of December 31, 2000, 2,810,648 shares in the aggregate, or 14.68% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Da-nielle Rozgon, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 252,149 shares in the aggregate, or 21.76% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Carmel and Paul Grech, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 67,353 shares in the aggregate, or 5.81% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 58,212 shares in the aggregate, or 5.02% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 69,741 shares in the aggregate, or 20.25% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Painewebber, for the benefit of Diane Riklis, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 74,852 shares in the aggregate, or 21.82% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Advest Inc., 90 State House Square, Hartford, CT

06103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 77,589 shares in the aggregate, or 22.62% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Kemper New York Tax-Free Income Fund's prospectus offering Class S shares dated February 1, 2001 which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 6, 2001 (File No. 811-03657) and is incorporated by reference herein.

     Scudder New York Tax Free Fund's prospectus dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03749) and is incorporated by reference herein.

     Kemper New York Tax-Free Income Fund's statement of additional information offering Class S shares dated February 1, 2001 which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-03657), is incorporated by reference herein.

                                     PART B
                      KEMPER STATE TAX-FREE INCOME SERIES

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of        By and in Exchange for Shares of
Scudder New York Tax Free Fund,     Kemper New York Tax-Free Income Fund, a
a series of                         series of
Scudder State Tax Free Trust        Kemper State Tax-Free Income Series
Two International Place             (the "Acquiring Trust")
Boston, MA 02110-4103               222 South Riverside Plaza
                                    Chicago, IL 60606

     This Statement of Additional Information is available to the shareholders of Scudder New York Tax Free Fund in connection with a proposed transaction whereby Kemper New York Tax-Free Income Fund will acquire all or substantially all of the assets and all of the liabilities of Scudder New York Tax Free Fund in exchange for shares of Kemper New York Tax-Free Income Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper New York Tax-Free Income Fund's statement of additional information offering Class S shares dated February 1, 2001 which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 6, 2001 (File No. 811-03657) and is incorporated by reference herein.

2. Kemper New York Tax-Free Income Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 25, 2000 (File No. 811-03657) and is incorporated by reference herein.

3. Scudder New York Tax Free Fund's prospectus dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03749) and is incorporated by reference herein.

4. Scudder New York Tax Free Fund's statement of additional information dated August 1, 2000, which was previously filed with the Commission via EDGAR on August 3, 2000 (File No. 811-03749) and is incorporated by reference herein.

5. Scudder New York Tax Free Fund's annual report to shareholders for the fiscal year ended March 31, 2000, which was previously filed with the Commission via EDGAR on May 26, 2000 (File No. 811-03749) and is incorporated by reference herein.

6. Scudder New York Tax Free Fund's semi-annual report to shareholders for the period ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 4, 2000 (File No. 811-03749) and is incorporated by reference herein.

7. The financial statements and schedules of Kemper New York Tax-Free Income Fund and Scudder New York Tax Free Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Kemper New York Tax-Free Income Fund at 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling Kemper Distributors, Inc. at 1-800-621-1048. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA
PORTFOLIO OF INVESTMENTS*
AS OF 11/30/2000 (UNAUDITED)

                                                                                         Kemper New         Scudder
                                                                                          York Tax         New York
                                                                                        Free Income        Tax Free
                                                                                         Par/Share         Par/Share
                                                                                           Amount           Amount
                                                                                     ----------------------------------
Short-Term Investments 2.7%

Monroe County, NY, 3/1/2015, 6%                                                              1,250,000
New York Municipal Water Authority, Series 1994G, Variable Rate Demand Note,
 6/15/2024, 4.24999932%                                                                      1,000,000        1,100,000
New York City Municipal Water Finance Authority, Daily Demand Note,
 6/15/2025, 4.49999928%                                                                      1,000,000        2,000,000
New York State Energy Research & Developement Daily Demand Note,
 6/1/2029, 3.99999936%                                                                       2,100,000        2,000,000


Total Short-Term Investments (Cost of $5,463,452, $5,100,000, and $10,563,452,
 respectively)


Long-Term Investments 97.3%

Albany County Airport Revenue, Series 1997, 12/15/2017, 5.375%                                                1,000,000
Albany County Airport Revenue, Series 1997, 12/15/2019, 5.5%                                                  1,000,000
Albany, NY, General Obligation, AMBAC Insured, 1/15/2008, 7%                                                     10,000
Bablyon, NY, General Obligation, Series 1998A, Zero Coupon, 8/1/2007                                            735,000
Battery Park City Authority, Housing Revenue, Prerefunded 06/01/2005 @ 100,
 6/1/2023, 8.625%                                                                               10,000
Brookhaven, NY, Industrial Development Agency, Civic Factory Revenue,
 11/15/2030, 8.25%                                                                           1,000,000
Buffalo, NY, General Obligation, 12/1/2012, 5.75%                                            1,000,000
Chautauqua County, NY, 4/1/2008, 7.3%                                                                           575,000
Chautauqua County, NY, 4/1/2009, 7.3%                                                                           575,000
Erie County, New York, Public Improvement General Obligation Unlimited,
 Series 1992, 1/15/2012, 6.125%                                                                                 590,000
Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen Cove,
 AMT, Series 1996, 10/1/2026, 8.25%                                                                           1,500,000
Islip, NY, New York Community Development Agency, New York Institute of
 Technology, Series 1996, 3/1/2026, 7.5%                                                                      4,000,000
Jamestown, New York, General Obligation, Series 1991A, 3/15/2008, 7%                                            600,000
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2013, 5.5%                                                                                              3,000,000
Long Island Power Authority, NY, Electric Systems Revenue, Series 1998A,
 12/1/2018, 5%                                                                                                4,000,000
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2023, 5.5%                                                                             3,500,000
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2012             8,000,000        2,000,000
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2014             2,115,000
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series E, 7/1/2015, 5%                                                                      3,000,000
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series 1998 C, 7/1/2013, 5.125%                                                             4,000,000
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series Q, 7/1/2012, 5.125%                                                                  5,000,000
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 7/1/2016, 6%                                                                                7,750,000
New York Metropolitan Transportation Authority, Inverse Variable Rate
 Certificate Trust, Series 1993 B, 6/30/2002, 5.786101320%                                                    8,000,000
New York Metropolitan Transportation Authority, Dedicated Tax FD, Series 1999 A,
 4/1/2016, 5.25%                                                                                              2,000,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2013, 6%                                    1,050,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2014, 6%                                    1,040,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2017, 6%                                    1,410,000
Monroe County, NY, General Obligation, 3/1/2018, 6%                                          1,130,000
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2007                                                                                                      650,000
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 7/15/2007                                                                                                      650,000
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2008                                                                                                      750,000
Nassau County, NY, General Obligation Unlimited, Series F, 3/1/2010, 7%                      2,445,000        2,000,000
Nassau County, NY, Sewer Districts, Series A, 7/1/2012, 6%                                     705,000
Nassau County, NY, Sewer Districts, Series A, 7/1/2013, 6%                                     710,000
Nassau County, NY, Industrial Finance Authority, 11/15/2015, 5.75%                                            1,500,000
New York City, NY, General Obligation, Series B, 6/1/2006, 8.25%                                              2,750,000
New York City, NY, General Obligation, Series E, MBIA Insured, 8/1/2005, 8%                                     330,000
New York City, NY, General Obligation, Series 1995B, 8/15/2007, 7.25%                                         2,250,000
New York City, NY, General Obligation, Series 1996A, 8/1/2009, 6.25%                                          5,175,000
New York City, NY, General Obligation, Series 1996A, 8/1/2005, 7%                                             5,000,000
New York City, NY, General Obligation, Series 1996A, 8/1/2006, 7%                                             5,000,000
New York City, NY, General Obligation, 3/15/2002, 7.75%                                          5,000
New York City, NY, General Obligation, Series H, 8/1/2014, 6%                                2,500,000
New York City, NY, General Obligation, Series 1997I, 4/15/2009, 6%                                            2,000,000
New York City, NY, General Obligation, Series L, 8/1/2007, 5.625%                            5,550,000
New York City, NY, General Obligation, Series F, Zero coupon, 8/1/2008                       6,755,000
New York City, NY, General Obligation, Series 1991B, 2/1/2005, 7.5%                                           1,000,000
New York City, NY, General Obligation, 8/1/2018, 5.125%                                      3,405,000
New York City, NY, General Obligation, Series J, 5/15/2017, 5%                               2,000,000
New York City, NY, Housing Development Corporation, Series A, 6/1/2010, 7.3%                 8,800,000
New York City, NY, Industrial Development Agency, Japan Air Lines, Series 1996,
 FSA Insured, 11/1/2015, 6%                                                                                     930,000
New York City, NY, Municipal Assistance Corp., Series 1997L, 7/1/2005, 6%                    3,500,000
New York City, NY, Transitional Finance Authority, Revenue, Series A,
 11/15/2013, 5.25%                                                                             500,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series C,
 5/1/2017, 5%                                                                                                 4,000,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 1999C,
 5/1/2025, 5.5%                                                                                               3,780,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series A,
 8/15/2011, 5.75%                                                                            3,000,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 2000B,
 11/15/2014, 6.125%                                                                          1,000,000        1,000,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2004, 6.1%                                                                1,215,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2006, 6.25%                                                               3,000,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, Series 1997, 11/1/2015, 6%                                                      580,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Geater New York Project, Series 1997, 8/1/2008, 5.85%                                                     600,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, 8/1/2016, 5.8%                                                                1,000,000
New York State, General Obligation, Series 1998F, 9/15/2013, 5.25%                                            1,000,000
New York State Dormitory Authority, Westchester County Court Facilities, Lease
 Revenue, 8/1/2014, 5.25%                                                                    2,555,000
New York State Dormitory Authority, State University Dormitory Facilities, Lease
 Revenue, Series B, 7/1/2019, 5.375%                                                                          1,980,000
New York State Dormitory Authority, Lease Revenue, Office Facilities, Audit &
 Control, Series 1999, 4/1/2013, 5.25%                                                                          720,000
New York State Dormitory Authority, College and University Pooled Capital
 Program, 12/1/2005, 7.8%                                                                                       470,000
New York State Dormitory Authority, Revenue, Columbia University, 7/1/2015, 5%                                2,500,000
New York State Dormitory Authority, Judicial Facilities, Revenue, 7/1/2016,
 7.375%                                                                                        115,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series B, 5/15/2011, 7.5%                                                          1,000,000
New York State Dormitory Authority, City University, Revenue, Series D,
 7/1/2009, 7%                                                                                2,200,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series C, 5/15/2010, 7.375%                                                        1,000,000
New York State Dormitory Authority, St. Vincents's Hospital and Medical Center,
 8/1/2011, 7.375%                                                                            2,105,000
New York State Dormitory Authority, Revenue, State Universtiy Educational
 Facilities, Series A, 5/15/2011, 5.875%                                                                      2,250,000
New York State Dormitory Authority, Revenue, State University Educational
 Facilities, Prerefunded 5/15/2002, 5/15/2018, 7.25%                                           155,000
New York State Dormitory Authority, Fordham University, Revenue, 7/1/2015, 7.2%                790,000
New York State Dormitory Authority, City University, Revenue, 7/1/2018, 5.75%                2,250,000
New York State Dormitory Authority, State University Series 1993A, AMBAC
 Insured, 5/15/2011, 5.875%                                                                                     380,000
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2016, 6%                  900,000
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2021, 6%                  850,000
New York State Dormitory Authority, Revenue, 7/1/2009, 5.75%                                                  1,000,000
New York State Dormitory Authority, City University, Revenue, 7/1/2013, 5.75%                4,100,000
New York State Dormitory Authority, City University, Series 1995A, 7/1/2016,
 5.625%                                                                                                       1,100,000
New York State Dormitory Authority, Revenue, Mt. Sinai School of Medicine,
 Series B, MBIA Insured, 7/1/2011, 5.7%                                                                       1,825,000
New York State Dormitory Authority, Revenue, Upstate Community College,
 7/1/2006, 5.8%                                                                                               1,075,000
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2008, 6.5%                              1,360,000
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2009, 6.5%                                555,000
New York State Dormitory Authority, Pace University, Revenue, 7/1/2011, 6.5%                   760,000
New York State Dormitory Authority, Pace University, Revenue, 7/1/2012, 6.5%                   500,000
New York State Dormitory Authority, Nyack Hospital , Series 1996, 7/1/2006, 6%                                1,000,000
New York State Dormitory Authority, Nyack Hospital, Series 1996, 7/1/2013, 6.25%                                500,000
New York State Dormitory Authority, Columbia University, NY, Revenue, 7/1/2010,
 6%                                                                                                           1,000,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2017, 5.875%                                                                  2,325,000
New York State Dormitory Authority, City University System, Revenue, Series A,
 7/1/2018, 5.75%                                                                             2,000,000
New York State Dormitory Authority, Upstate Community Colleges, Revenue,
 Series A, 7/1/2016, 5.875%                                                                  3,555,000
New York State Dormitory Authority, Revenue, 7/1/2018, 5%                                                     1,875,000
New York State Dormitory Authority, Green Chimneys School, Series 1999 A,
 7/1/2018, 5.5%                                                                                               1,375,000
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2011, 5.25%                                                                    2,545,000
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2012, 5.25%                                                                    1,350,000
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2015, 5.25%                                                                    1,000,000
New York State Dormitory Authority, Revenue Bond, 8/15/2012, 5.75%                           2,000,000
New York State Dormitory Authority, Revenue, 2/15/2010, 7.8199992%                                            2,500,000
New York State Dormitory Authority, Revenue, Mt. Sinai Health, Series A,
 7/1/2025, 6.5%                                                                                               2,000,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2012, 5.75%                                                                   3,000,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue Bond, 5/15/2018, 5.25%                                                                               3,000,000
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                                  1,000,000
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                                                   1,000,000
New York State Energy Research and Development Authority, 10/01/2029,
 3.999999360%                                                                                1,000,000
New York State Energy Research and Development Authority, Lilco Project,
 Revenue, Series A, 3/1/2016, 5.15%                                                          2,500,000
New York State Environmental Facilities Corporation, Special Obligation Revenue,
 Riverbank State Park, Series 1996, 04/01/2008, 6.25%                                                         2,185,000
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, Prerefunded 06/15/2001,
 6/15/2010, 7.25%                                                                              900,000
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, 6/15/2010, 7.25%                                   100,000
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series E, 6/15/2014, 6.5%                                     90,000
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Series D, 5/15/2015, 6.9%                                                                             715,000
New York State Environmental Facilities Corporation, RiverBank State Park,
 Special Obligation Revenue, 4/1/2012, 6.25%                                                 3,695,000
New York State Housing Finance Agency, State University Construction, Revenue,
 Series A, 5/1/2011, 8%                                                                        200,000
New York State Housing Finance Agency, Multi-Family Mortgage Housing, Revenue,
 Series A, 8/15/2012, 6.95%                                                                  1,500,000
New York State Health Facilities Authority, 11/1/2004, 6.375%                                                 1,500,000
New York State Local Government Assistance Corporation, Capital Appreciation,
 Series B, Zero coupon, 4/1/2009                                                             5,980,000
New York State Local Government Assistance Corporation, Series 1993E, 4/1/2016,
 5.25%                                                                                                        1,185,000
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series C, 9/15/2012, 7.3%                                                                      75,000
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series A, 9/15/2012, 7.25%                                                                    185,000
New York State Mortgage Agency, Revenue, 10/1/2005, 6.8%                                                      1,000,000
New York State Mortgage Agency, Homeownership Mortgage Revenue, Series 5,
 10/1/2021, 6.45%                                                                            4,000,000
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, 2/15/2018, 7.7%                                               45,000
New York State Medical Care Facilities Finance Agency, Revenue, Prerefunded
 02/15/2000, 2/15/2020, 7.75%                                                                  100,000
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, Prefunded 2/15/2002, 2/15/2018, 7.4%               755,000
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, 2/15/2018, 7.4%                                    300,000
New York State Thruway Authority, General Revenue, Capital Appreciation Special
 Obligation, Series 1991A, Zero Coupon, 1/1/2006                                                              2,905,000
New York State Thruway Authority, Revenue, 1/1/2025, 5%                                                       5,360,000
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 Series A, 4/1/2015, 5.125%                                                                  1,500,000
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2011, 6%                                                                                5,000,000
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2013, 5.25%                                                                             2,400,000
New York State, Urban Development Corporation, State Facilities, Revenue,
 4/1/2015, 5.6%                                                                              2,260,000
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2015, 5.5%                                             4,500,000
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2017, 5.5%                                             4,890,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1994A, 1/1/2014, 5.5%                                                                                 2,000,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 1/1/2028, 5%                                                                                                 6,500,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series B, 1/1/2013, 5.25%                                                                   1,700,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1998, 4/1/2016, 5.125%                                                                                2,525,000
Niagara County, NY, General Obligation, MBIA Insured, 2/15/2011, 7.1%                                           500,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2003, 7%                                                  2,260,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2005, 8.5%                                                2,140,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2006, 8.5%                                                1,240,000
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2011, 7.25%                 215,000
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2012, 7%                  1,000,000
Niagara Falls, NY, Bridge Commission Toll Revenue 10/1/2015, 5.25%                          10,720,000
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2013, 5.5%                               500,000
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2014, 5.5%                             1,000,000
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
 Facility, Solvay Paperboard LLC, Series 1998, AMT, 11/1/2030, 7%                                             3,000,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2005, 5.2%                                                                                                 200,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2006, 5.3%                                                                                                 200,000
Orange County, NY, Industrial Developmant Agency, The Glen Arden Project,
 1/1/2007, 5.35%                                                                                                200,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2008, 5.4%                                                                                                 100,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2018, 5.625%                                                                            1,000,000        1,000,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2028, 5.7%                                                                              2,500,000        1,250,000
Port Authority of New York & New Jersey, Special Obligation Revenue,
 Continental/Eastern Project, Laguardia, 12/1/2015, 9.125%                                   2,550,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, Split Amount, Series 1996, AMT, 10/1/2007, 7%                                    3,500,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2010, 6.25%                                                   2,500,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2011, 6.25%                                                   2,500,000
Port Authority of New York & New Jersey, JFK International Airport Terminal 6,
 Special Obligation Revenue, 12/1/2015, 6.25%                                                8,000,000
Puerto Rico Commonwealth, Public Improvements, General Obligation, zero coupon,
 7/1/2008, 0%                                                                                1,000,000
Puerto Rico Commonwealth, Highway and Transportation Authority, Revenue,
 Series Z, 7/1/2018, 6%                                                                      2,750,000
Puerto Rico Electric Power Authority, Power Revenue, 7/1/2012, 6%                            4,020,000
Puerto Rico Municipal Finance Agency,  General Obligation,  Series A, 8/1/2012,
 7.5054996%                                                                                  1,500,000
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2008,
 6.85%                                                                                                          350,000
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2009,
 6.85%                                                                                                          350,000
34th Street Partnership Inc., NY, Capital Improvement, 1/1/2014, 5.5%                                         1,900,000
Tompkins County, NY, Industrial Development Agency Revenue, Series 2000,
 7/1/2017, 6%                                                                                                 1,100,000
New York Triborough Bridge and Tunnel Authority, General Purpose Revenue,
 Series Y, 1/1/2021, 6.125%                                                                  7,205,000
Ulster County, NY, General Obligation, Series 1998B, 10/15/2011, 5%                                             275,000
Ulster County, NY, General Obligation, Series 1998B, 10/15/2012, 5%                                             195,000
Ulster County, NY, General Obligation, Series 1998B, 10/15/2013, 5%                                             130,000
Ulster County, NY, Resource Recovery Agency, Solid Waste System Revenue,
 3/1/2014, 6%                                                                                3,000,000
Valley Central School District, Montgomery, NY, AMBAC Insured, 6/15/2008, 7.15%                                 625,000
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, ETM,
 Series 1992A, 10/1/2002, 7%                                                                                    500,000
Virgin Islands, Public Finance Authority, Subordinate Lien, Series 1998D,
 10/1/2007, 6%                                                                                                3,000,000
Weschester County, New York, 11/1/2011, 5.25%                                                3,000,000



Total Long-Term Municipal Investments (Cost of $200,103,094, $160,801,561, and
 $360,904,655 respectively)




Total Investment Portfolio (Cost of $205,566,546, $165,901,561, and $371,468,107
 respectively)

                                                                                                     Kemper New
                                                                                     Pro Forma        York Tax
                                                                                      Combined      Free Income
                                                                                     Par/Share         Market
                                                                                       Amount        Value ($)
                                                                                     -------------------------------
Short-Term Investments 2.7%

Monroe County, NY, 3/1/2015, 6%                                                         1,250,000        1,375,550
New York Municipal Water Authority, Series 1994G, Variable Rate Demand Note,
 6/15/2024, 4.24999932%                                                                 2,100,000        1,000,000
New York City Municipal Water Finance Authority, Daily Demand Note,
 6/15/2025, 4.49999928%                                                                 3,000,000        1,000,000
New York State Energy Research & Developement Daily Demand Note,
 6/1/2029, 3.99999936%                                                                  4,100,000        2,100,000

                                                                                                  ------------------
Total Short-Term Investments (Cost of $5,463,452, $5,100,000, and $10,563,452,
 respectively)                                                                                           5,475,550
                                                                                                  ==================

Long-Term Investments 97.3%

Albany County Airport Revenue, Series 1997, 12/15/2017, 5.375%                          1,000,000
Albany County Airport Revenue, Series 1997, 12/15/2019, 5.5%                            1,000,000
Albany, NY, General Obligation, AMBAC Insured, 1/15/2008, 7%                               10,000
Bablyon, NY, General Obligation, Series 1998A, Zero Coupon, 8/1/2007                      735,000
Battery Park City Authority, Housing Revenue, Prerefunded 06/01/2005 @ 100,
 6/1/2023, 8.625%                                                                          10,000           11,587
Brookhaven, NY, Industrial Development Agency, Civic Factory Revenue,
 11/15/2030, 8.25%                                                                      1,000,000          978,220
Buffalo, NY, General Obligation, 12/1/2012, 5.75%                                       1,000,000        1,066,620
Chautauqua County, NY, 4/1/2008, 7.3%                                                     575,000
Chautauqua County, NY, 4/1/2009, 7.3%                                                     575,000
Erie County, New York, Public Improvement General Obligation Unlimited,
 Series 1992, 1/15/2012, 6.125%                                                           590,000
Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen Cove,
 AMT, Series 1996, 10/1/2026, 8.25%                                                     1,500,000
Islip, NY, New York Community Development Agency, New York Institute of
 Technology, Series 1996, 3/1/2026, 7.5%                                                4,000,000
Jamestown, New York, General Obligation, Series 1991A, 3/15/2008, 7%                      600,000
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2013, 5.5%                                                                        3,000,000
Long Island Power Authority, NY, Electric Systems Revenue, Series 1998A,
 12/1/2018, 5%                                                                          4,000,000
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2023, 5.5%                                                                        3,500,000        3,439,485
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2012       10,000,000        4,449,840
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2014        2,115,000        1,041,595
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series E, 7/1/2015, 5%                                                                 3,000,000        2,943,540
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series 1998 C, 7/1/2013, 5.125%                                                        4,000,000        4,025,800
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series Q, 7/1/2012, 5.125%                                                             5,000,000        5,062,150
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 7/1/2016, 6%                                                                           7,750,000        8,176,405
New York Metropolitan Transportation Authority, Inverse Variable Rate
 Certificate Trust, Series 1993 B, 6/30/2002, 5.786101320%                              8,000,000
New York Metropolitan Transportation Authority, Dedicated Tax FD, Series 1999 A,
 4/1/2016, 5.25%                                                                        2,000,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2013, 6%              1,050,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2014, 6%              1,040,000
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2017, 6%              1,410,000
Monroe County, NY, General Obligation, 3/1/2018, 6%                                     1,130,000        1,235,429
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2007                                                                                650,000
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 7/15/2007                                                                                650,000
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2008                                                                                750,000
Nassau County, NY, General Obligation Unlimited, Series F, 3/1/2010, 7%                 4,445,000        2,837,887
Nassau County, NY, Sewer Districts, Series A, 7/1/2012, 6%                                705,000          769,965
Nassau County, NY, Sewer Districts, Series A, 7/1/2013, 6%                                710,000          774,652
Nassau County, NY, Industrial Finance Authority, 11/15/2015, 5.75%                      1,500,000
New York City, NY, General Obligation, Series B, 6/1/2006, 8.25%                        2,750,000
New York City, NY, General Obligation, Series E, MBIA Insured, 8/1/2005, 8%               330,000
New York City, NY, General Obligation, Series 1995B, 8/15/2007, 7.25%                   2,250,000
New York City, NY, General Obligation, Series 1996A, 8/1/2009, 6.25%                    5,175,000
New York City, NY, General Obligation, Series 1996A, 8/1/2005, 7%                       5,000,000
New York City, NY, General Obligation, Series 1996A, 8/1/2006, 7%                       5,000,000
New York City, NY, General Obligation, 3/15/2002, 7.75%                                     5,000            5,082
New York City, NY, General Obligation, Series H, 8/1/2014, 6%                           2,500,000        2,626,875
New York City, NY, General Obligation, Series 1997I, 4/15/2009, 6%                      2,000,000
New York City, NY, General Obligation, Series L, 8/1/2007, 5.625%                       5,550,000        5,845,482
New York City, NY, General Obligation, Series F, Zero coupon, 8/1/2008                  6,755,000        4,668,718
New York City, NY, General Obligation, Series 1991B, 2/1/2005, 7.5%                     1,000,000
New York City, NY, General Obligation, 8/1/2018, 5.125%                                 3,405,000        3,308,400
New York City, NY, General Obligation, Series J, 5/15/2017, 5%                          2,000,000        1,931,400
New York City, NY, Housing Development Corporation, Series A, 6/1/2010, 7.3%            8,800,000        9,076,760
New York City, NY, Industrial Development Agency, Japan Air Lines, Series 1996,
 FSA Insured, 11/1/2015, 6%                                                               930,000
New York City, NY, Municipal Assistance Corp., Series 1997L, 7/1/2005, 6%               3,500,000        3,717,455
New York City, NY, Transitional Finance Authority, Revenue, Series A,
 11/15/2013, 5.25%                                                                        500,000          507,020
New York City, NY, Transitional Finance Authority, Revenue Bond, Series C,
 5/1/2017, 5%                                                                           4,000,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 1999C,
 5/1/2025, 5.5%                                                                         3,780,000
New York City, NY, Transitional Finance Authority, Revenue Bond, Series A,
 8/15/2011, 5.75%                                                                       3,000,000        3,208,350
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 2000B,
 11/15/2014, 6.125%                                                                     2,000,000        1,087,600
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2004, 6.1%                                          1,215,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2006, 6.25%                                         3,000,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, Series 1997, 11/1/2015, 6%                                580,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Geater New York Project, Series 1997, 8/1/2008, 5.85%                               600,000
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, 8/1/2016, 5.8%                                          1,000,000
New York State, General Obligation, Series 1998F, 9/15/2013, 5.25%                      1,000,000
New York State Dormitory Authority, Westchester County Court Facilities, Lease
 Revenue, 8/1/2014, 5.25%                                                               2,555,000        2,579,809
New York State Dormitory Authority, State University Dormitory Facilities, Lease
 Revenue, Series B, 7/1/2019, 5.375%                                                    1,980,000
New York State Dormitory Authority, Lease Revenue, Office Facilities, Audit &
 Control, Series 1999, 4/1/2013, 5.25%                                                    720,000
New York State Dormitory Authority, College and University Pooled Capital
 Program, 12/1/2005, 7.8%                                                                 470,000
New York State Dormitory Authority, Revenue, Columbia University, 7/1/2015, 5%          2,500,000
New York State Dormitory Authority, Judicial Facilities, Revenue, 7/1/2016,
 7.375%                                                                                   115,000          137,460
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series B, 5/15/2011, 7.5%                                                     1,000,000        1,164,710
New York State Dormitory Authority, City University, Revenue, Series D,
 7/1/2009, 7%                                                                           2,200,000        2,420,286
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series C, 5/15/2010, 7.375%                                                   1,000,000        1,147,230
New York State Dormitory Authority, St. Vincents's Hospital and Medical Center,
 8/1/2011, 7.375%                                                                       2,105,000        2,182,863
New York State Dormitory Authority, Revenue, State Universtiy Educational
 Facilities, Series A, 5/15/2011, 5.875%                                                2,250,000
New York State Dormitory Authority, Revenue, State University Educational
 Facilities, Prerefunded 5/15/2002, 5/15/2018, 7.25%                                      155,000          164,476
New York State Dormitory Authority, Fordham University, Revenue, 7/1/2015, 7.2%           790,000          807,411
New York State Dormitory Authority, City University, Revenue, 7/1/2018, 5.75%           2,250,000        2,390,040
New York State Dormitory Authority, State University Series 1993A, AMBAC
 Insured, 5/15/2011, 5.875%                                                               380,000
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2016, 6%             900,000          986,841
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2021, 6%             850,000          925,658
New York State Dormitory Authority, Revenue, 7/1/2009, 5.75%                            1,000,000
New York State Dormitory Authority, City University, Revenue, 7/1/2013, 5.75%           4,100,000        4,414,306
New York State Dormitory Authority, City University, Series 1995A, 7/1/2016,
 5.625%                                                                                 1,100,000
New York State Dormitory Authority, Revenue, Mt. Sinai School of Medicine,
 Series B, MBIA Insured, 7/1/2011, 5.7%                                                 1,825,000
New York State Dormitory Authority, Revenue, Upstate Community College,
 7/1/2006, 5.8%                                                                         1,075,000
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2008, 6.5%        1,360,000
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2009, 6.5%          555,000
New York State Dormitory Authority, Pace University, Revenue, 7/1/2011, 6.5%              760,000          867,236
New York State Dormitory Authority, Pace University, Revenue, 7/1/2012, 6.5%              500,000          572,685
New York State Dormitory Authority, Nyack Hospital , Series 1996, 7/1/2006, 6%          1,000,000
New York State Dormitory Authority, Nyack Hospital, Series 1996, 7/1/2013, 6.25%          500,000
New York State Dormitory Authority, Columbia University, NY, Revenue, 7/1/2010,
 6%                                                                                     1,000,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2017, 5.875%                                                             2,325,000        2,511,837
New York State Dormitory Authority, City University System, Revenue, Series A,
 7/1/2018, 5.75%                                                                        2,000,000        2,124,480
New York State Dormitory Authority, Upstate Community Colleges, Revenue,
 Series A, 7/1/2016, 5.875%                                                             3,555,000        3,643,839
New York State Dormitory Authority, Revenue, 7/1/2018, 5%                               1,875,000
New York State Dormitory Authority, Green Chimneys School, Series 1999 A,
 7/1/2018, 5.5%                                                                         1,375,000
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2011, 5.25%                                                               2,545,000        2,623,080
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2012, 5.25%                                                               1,350,000        1,381,320
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2015, 5.25%                                                               1,000,000        1,005,200
New York State Dormitory Authority, Revenue Bond, 8/15/2012, 5.75%                      2,000,000        2,111,520
New York State Dormitory Authority, Revenue, 2/15/2010, 7.8199992%                      2,500,000
New York State Dormitory Authority, Revenue, Mt. Sinai Health, Series A,
 7/1/2025, 6.5%                                                                         2,000,000
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2012, 5.75%                                                              3,000,000        3,211,260
New York State Dormitory Authority, State University Educational Facilities,
 Revenue Bond, 5/15/2018, 5.25%                                                         3,000,000
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                             1,000,000        1,066,600
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                             1,000,000
New York State Energy Research and Development Authority, 10/01/2029,
 3.999999360%                                                                           1,000,000        1,000,000
New York State Energy Research and Development Authority, Lilco Project,
 Revenue, Series A, 3/1/2016, 5.15%                                                     2,500,000        2,374,350
New York State Environmental Facilities Corporation, Special Obligation Revenue,
 Riverbank State Park, Series 1996, 04/01/2008, 6.25%                                   2,185,000
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, Prerefunded 06/15/2001,
 6/15/2010, 7.25%                                                                         900,000          932,040
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, 6/15/2010, 7.25%                              100,000          103,427
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series E, 6/15/2014, 6.5%                                90,000           92,698
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Series D, 5/15/2015, 6.9%                                                       715,000
New York State Environmental Facilities Corporation, RiverBank State Park,
 Special Obligation Revenue, 4/1/2012, 6.25%                                            3,695,000        4,140,025
New York State Housing Finance Agency, State University Construction, Revenue,
 Series A, 5/1/2011, 8%                                                                   200,000          244,564
New York State Housing Finance Agency, Multi-Family Mortgage Housing, Revenue,
 Series A, 8/15/2012, 6.95%                                                             1,500,000        1,565,190
New York State Health Facilities Authority, 11/1/2004, 6.375%                           1,500,000
New York State Local Government Assistance Corporation, Capital Appreciation,
 Series B, Zero coupon, 4/1/2009                                                        5,980,000        4,008,992
New York State Local Government Assistance Corporation, Series 1993E, 4/1/2016,
 5.25%                                                                                  1,185,000
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series C, 9/15/2012, 7.3%                                                                 75,000           77,888
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series A, 9/15/2012, 7.25%                                                               185,000          193,868
New York State Mortgage Agency, Revenue, 10/1/2005, 6.8%                                1,000,000
New York State Mortgage Agency, Homeownership Mortgage Revenue, Series 5,
 10/1/2021, 6.45%                                                                       4,000,000        4,182,440
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, 2/15/2018, 7.7%                                          45,000           45,095
New York State Medical Care Facilities Finance Agency, Revenue, Prerefunded
 02/15/2000, 2/15/2020, 7.75%                                                             100,000          102,222
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, Prefunded 2/15/2002, 2/15/2018, 7.4%          755,000          796,774
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, 2/15/2018, 7.4%                               300,000          313,473
New York State Thruway Authority, General Revenue, Capital Appreciation Special
 Obligation, Series 1991A, Zero Coupon, 1/1/2006                                        2,905,000
New York State Thruway Authority, Revenue, 1/1/2025, 5%                                 5,360,000
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 Series A, 4/1/2015, 5.125%                                                             1,500,000        1,493,865
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2011, 6%                                                                           5,000,000        5,328,300
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2013, 5.25%                                                                        2,400,000        2,434,608
New York State, Urban Development Corporation, State Facilities, Revenue,
 4/1/2015, 5.6%                                                                         2,260,000        2,355,733
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2015, 5.5%                                        4,500,000        4,640,220
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2017, 5.5%                                        4,890,000        4,992,054
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1994A, 1/1/2014, 5.5%                                                           2,000,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 1/1/2028, 5%                                                                           6,500,000
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series B, 1/1/2013, 5.25%                                                              1,700,000        1,728,543
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1998, 4/1/2016, 5.125%                                                          2,525,000
Niagara County, NY, General Obligation, MBIA Insured, 2/15/2011, 7.1%                     500,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2003, 7%                            2,260,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2005, 8.5%                          2,140,000
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2006, 8.5%                          1,240,000
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2011, 7.25%            215,000          257,423
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2012, 7%             1,000,000        1,087,750
Niagara Falls, NY, Bridge Commission Toll Revenue 10/1/2015, 5.25%                     10,720,000       10,969,347
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2013, 5.5%         500,000
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2014, 5.5%       1,000,000
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
 Facility, Solvay Paperboard LLC, Series 1998, AMT, 11/1/2030, 7%                       3,000,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2005, 5.2%                                                                           200,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2006, 5.3%                                                                           200,000
Orange County, NY, Industrial Developmant Agency, The Glen Arden Project,
 1/1/2007, 5.35%                                                                          200,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2008, 5.4%                                                                           100,000
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2018, 5.625%                                                                       2,000,000          818,490
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2028, 5.7%                                                                         3,750,000        1,955,325
Port Authority of New York & New Jersey, Special Obligation Revenue,
 Continental/Eastern Project, Laguardia, 12/1/2015, 9.125%                              2,550,000        2,620,456
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, Split Amount, Series 1996, AMT, 10/1/2007, 7%              3,500,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2010, 6.25%                             2,500,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2011, 6.25%                             2,500,000
Port Authority of New York & New Jersey, JFK International Airport Terminal 6,
 Special Obligation Revenue, 12/1/2015, 6.25%                                           8,000,000        8,934,160
Puerto Rico Commonwealth, Public Improvements, General Obligation, zero coupon,
 7/1/2008, 0%                                                                           1,000,000          697,790
Puerto Rico Commonwealth, Highway and Transportation Authority, Revenue,
 Series Z, 7/1/2018, 6%                                                                 2,750,000        3,060,502
Puerto Rico Electric Power Authority, Power Revenue, 7/1/2012, 6%                       4,020,000        4,488,330
Puerto Rico Municipal Finance Agency,  General Obligation,  Series A, 8/1/2012,
 7.5054996%                                                                             1,500,000        1,756,530
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2008,
 6.85%                                                                                    350,000
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2009,
 6.85%                                                                                    350,000
34th Street Partnership Inc., NY, Capital Improvement, 1/1/2014, 5.5%                   1,900,000
Tompkins County, NY, Industrial Development Agency Revenue, Series 2000,
 7/1/2017, 6%                                                                           1,100,000
New York Triborough Bridge and Tunnel Authority, General Purpose Revenue,
 Series Y, 1/1/2021, 6.125%                                                             7,205,000        7,948,123
Ulster County, NY, General Obligation, Series 1998B, 10/15/2011, 5%                       275,000
Ulster County, NY, General Obligation, Series 1998B, 10/15/2012, 5%                       195,000
Ulster County, NY, General Obligation, Series 1998B, 10/15/2013, 5%                       130,000
Ulster County, NY, Resource Recovery Agency, Solid Waste System Revenue,
 3/1/2014, 6%                                                                           3,000,000        3,065,580
Valley Central School District, Montgomery, NY, AMBAC Insured, 6/15/2008, 7.15%           625,000
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, ETM,
 Series 1992A, 10/1/2002, 7%                                                              500,000
Virgin Islands, Public Finance Authority, Subordinate Lien, Series 1998D,
 10/1/2007, 6%                                                                          3,000,000
Weschester County, New York, 11/1/2011, 5.25%                                           3,000,000        3,104,234


                                                                                                  ------------------
Total Long-Term Municipal Investments (Cost of $200,103,094, $160,801,561, and
 $360,904,655 respectively)                                                                            207,146,873
                                                                                                  ==================


                                                                                                  ------------------
Total Investment Portfolio (Cost of $205,566,546, $165,901,561, and $371,468,107
 respectively)                                                                                         212,622,423
                                                                                                  ==================

                                                                                      Scudder
                                                                                      New York     Pro Forma
                                                                                      Tax Free      Combined
                                                                                       Market        Market
                                                                                     Value ($)     Value ($)
                                                                                     ---------------------------
Short-Term Investments 2.7%

Monroe County, NY, 3/1/2015, 6%                                                                       1,375,550
New York Municipal Water Authority, Series 1994G, Variable Rate Demand Note,
 6/15/2024, 4.24999932%                                                                1,100,000      2,100,000
New York City Municipal Water Finance Authority, Daily Demand Note,
 6/15/2025, 4.49999928%                                                                2,000,000      3,000,000
New York State Energy Research & Developement Daily Demand Note,
 6/1/2029, 3.99999936%                                                                 2,000,000      4,100,000

                                                                                     ---------------------------
Total Short-Term Investments (Cost of $5,463,452, $5,100,000, and $10,563,452,
 respectively)                                                                         5,100,000     10,575,550
                                                                                     ===========================

Long-Term Investments 97.3%

Albany County Airport Revenue, Series 1997, 12/15/2017, 5.375%                           987,890        987,890
Albany County Airport Revenue, Series 1997, 12/15/2019, 5.5%                             990,080        990,080
Albany, NY, General Obligation, AMBAC Insured, 1/15/2008, 7%                              10,220         10,220
Bablyon, NY, General Obligation, Series 1998A, Zero Coupon, 8/1/2007                     537,946        537,946
Battery Park City Authority, Housing Revenue, Prerefunded 06/01/2005 @ 100,
 6/1/2023, 8.625%                                                                                        11,587
Brookhaven, NY, Industrial Development Agency, Civic Factory Revenue,
 11/15/2030, 8.25%                                                                                      978,220
Buffalo, NY, General Obligation, 12/1/2012, 5.75%                                                     1,066,620
Chautauqua County, NY, 4/1/2008, 7.3%                                                    668,207        668,207
Chautauqua County, NY, 4/1/2009, 7.3%                                                    677,033        677,033
Erie County, New York, Public Improvement General Obligation Unlimited,
 Series 1992, 1/15/2012, 6.125%                                                          653,784        653,784
Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen Cove,
 AMT, Series 1996, 10/1/2026, 8.25%                                                    1,577,415      1,577,415
Islip, NY, New York Community Development Agency, New York Institute of
 Technology, Series 1996, 3/1/2026, 7.5%                                               4,591,360      4,591,360
Jamestown, New York, General Obligation, Series 1991A, 3/15/2008, 7%                     686,100        686,100
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2013, 5.5%                                                                       3,167,160      3,167,160
Long Island Power Authority, NY, Electric Systems Revenue, Series 1998A,
 12/1/2018, 5%                                                                         3,819,440      3,819,440
Long Island Power Authority, NY, Electric Systems Revenue, Series A,
 12/1/2023, 5.5%                                                                                      3,439,485
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2012       1,112,460      5,562,300
Long Island Power Authority, NY, Electric Systems Revenue, Zero Coupon, 6/1/2014                      1,041,595
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series E, 7/1/2015, 5%                                                                               2,943,540
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series 1998 C, 7/1/2013, 5.125%                                                                      4,025,800
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 Series Q, 7/1/2012, 5.125%                                                                           5,062,150
New York Metropolitan Transportation Authority, Transit Facilities Revenue,
 7/1/2016, 6%                                                                                         8,176,405
New York Metropolitan Transportation Authority, Inverse Variable Rate
 Certificate Trust, Series 1993 B, 6/30/2002, 5.786101320%                             8,415,600      8,415,600
New York Metropolitan Transportation Authority, Dedicated Tax FD, Series 1999 A,
 4/1/2016, 5.25%                                                                       2,005,400      2,005,400
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2013, 6%             1,155,871      1,155,871
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2014, 6%             1,145,653      1,145,653
Monroe County, NY, General Obligation Unlimited, Series 1996, 3/1/2017, 6%             1,544,838      1,544,838
Monroe County, NY, General Obligation, 3/1/2018, 6%                                                   1,235,429
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2007                                                                               488,007        488,007
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 7/15/2007                                                                               476,723        476,723
Troy, New York, Municipal Assistance Corporation, Series B, Zero Coupon,
 1/15/2008                                                                               534,735        534,735
Nassau County, NY, General Obligation Unlimited, Series F, 3/1/2010, 7%                2,321,380      5,159,267
Nassau County, NY, Sewer Districts, Series A, 7/1/2012, 6%                                              769,965
Nassau County, NY, Sewer Districts, Series A, 7/1/2013, 6%                                              774,652
Nassau County, NY, Industrial Finance Authority, 11/15/2015, 5.75%                     1,562,865      1,562,865
New York City, NY, General Obligation, Series B, 6/1/2006, 8.25%                       3,217,527      3,217,527
New York City, NY, General Obligation, Series E, MBIA Insured, 8/1/2005, 8%              377,005        377,005
New York City, NY, General Obligation, Series 1995B, 8/15/2007, 7.25%                  2,571,075      2,571,075
New York City, NY, General Obligation, Series 1996A, 8/1/2009, 6.25%                   5,582,427      5,582,427
New York City, NY, General Obligation, Series 1996A, 8/1/2005, 7%                      5,490,950      5,490,950
New York City, NY, General Obligation, Series 1996A, 8/1/2006, 7%                      5,570,050      5,570,050
New York City, NY, General Obligation, 3/15/2002, 7.75%                                                   5,082
New York City, NY, General Obligation, Series H, 8/1/2014, 6%                                         2,626,875
New York City, NY, General Obligation, Series 1997I, 4/15/2009, 6%                     2,137,740      2,137,740
New York City, NY, General Obligation, Series L, 8/1/2007, 5.625%                                     5,845,482
New York City, NY, General Obligation, Series F, Zero coupon, 8/1/2008                                4,668,718
New York City, NY, General Obligation, Series 1991B, 2/1/2005, 7.5%                    1,046,900      1,046,900
New York City, NY, General Obligation, 8/1/2018, 5.125%                                               3,308,400
New York City, NY, General Obligation, Series J, 5/15/2017, 5%                                        1,931,400
New York City, NY, Housing Development Corporation, Series A, 6/1/2010, 7.3%                          9,076,760
New York City, NY, Industrial Development Agency, Japan Air Lines, Series 1996,
 FSA Insured, 11/1/2015, 6%                                                              982,312        982,312
New York City, NY, Municipal Assistance Corp., Series 1997L, 7/1/2005, 6%                             3,717,455
New York City, NY, Transitional Finance Authority, Revenue, Series A,
 11/15/2013, 5.25%                                                                                      507,020
New York City, NY, Transitional Finance Authority, Revenue Bond, Series C,
 5/1/2017, 5%                                                                          3,854,480      3,854,480
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 1999C,
 5/1/2025, 5.5%                                                                        3,767,223      3,767,223
New York City, NY, Transitional Finance Authority, Revenue Bond, Series A,
 8/15/2011, 5.75%                                                                                     3,208,350
New York City, NY, Transitional Finance Authority, Revenue Bond, Series 2000B,
 11/15/2014, 6.125%                                                                    1,087,600      2,175,200
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2004, 6.1%                                         1,285,421      1,285,421
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 USTA National Tennis Center, 11/15/2006, 6.25%                                        3,226,740      3,226,740
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, Series 1997, 11/1/2015, 6%                               598,032        598,032
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Geater New York Project, Series 1997, 8/1/2008, 5.85%                              613,884        613,884
New York City, NY, Industrial Development Agency, Civil Facilities Revenue,
 YMCA Greater New York Project, 8/1/2016, 5.8%                                           979,270        979,270
New York State, General Obligation, Series 1998F, 9/15/2013, 5.25%                     1,012,520      1,012,520
New York State Dormitory Authority, Westchester County Court Facilities, Lease
 Revenue, 8/1/2014, 5.25%                                                                             2,579,809
New York State Dormitory Authority, State University Dormitory Facilities, Lease
 Revenue, Series B, 7/1/2019, 5.375%                                                   1,952,438      1,952,438
New York State Dormitory Authority, Lease Revenue, Office Facilities, Audit &
 Control, Series 1999, 4/1/2013, 5.25%                                                   731,145        731,145
New York State Dormitory Authority, College and University Pooled Capital
 Program, 12/1/2005, 7.8%                                                                481,604        481,604
New York State Dormitory Authority, Revenue, Columbia University, 7/1/2015, 5%         2,483,275      2,483,275
New York State Dormitory Authority, Judicial Facilities, Revenue, 7/1/2016,
 7.375%                                                                                                 137,460
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series B, 5/15/2011, 7.5%                                                                   1,164,710
New York State Dormitory Authority, City University, Revenue, Series D,
 7/1/2009, 7%                                                                                         2,420,286
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, Series C, 5/15/2010, 7.375%                                                                 1,147,230
New York State Dormitory Authority, St. Vincents's Hospital and Medical Center,
 8/1/2011, 7.375%                                                                                     2,182,863
New York State Dormitory Authority, Revenue, State Universtiy Educational
 Facilities, Series A, 5/15/2011, 5.875%                                               2,431,620      2,431,620
New York State Dormitory Authority, Revenue, State University Educational
 Facilities, Prerefunded 5/15/2002, 5/15/2018, 7.25%                                                    164,476
New York State Dormitory Authority, Fordham University, Revenue, 7/1/2015, 7.2%                         807,411
New York State Dormitory Authority, City University, Revenue, 7/1/2018, 5.75%                         2,390,040
New York State Dormitory Authority, State University Series 1993A, AMBAC
 Insured, 5/15/2011, 5.875%                                                              413,599        413,599
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2016, 6%                           986,841
New York State Dormitory Authority, Colgate University, Revenue, 7/1/2021, 6%                           925,658
New York State Dormitory Authority, Revenue, 7/1/2009, 5.75%                           1,069,430      1,069,430
New York State Dormitory Authority, City University, Revenue, 7/1/2013, 5.75%                         4,414,306
New York State Dormitory Authority, City University, Series 1995A, 7/1/2016,
 5.625%                                                                                1,162,139      1,162,139
New York State Dormitory Authority, Revenue, Mt. Sinai School of Medicine,
 Series B, MBIA Insured, 7/1/2011, 5.7%                                                1,946,709      1,946,709
New York State Dormitory Authority, Revenue, Upstate Community College,
 7/1/2006, 5.8%                                                                        1,130,566      1,130,566
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2008, 6.5%       1,516,930      1,516,930
New York State Dormitory Authority, Pace University, Series 1997, 7/1/2009, 6.5%         624,258        624,258
New York State Dormitory Authority, Pace University, Revenue, 7/1/2011, 6.5%                            867,236
New York State Dormitory Authority, Pace University, Revenue, 7/1/2012, 6.5%                            572,685
New York State Dormitory Authority, Nyack Hospital , Series 1996, 7/1/2006, 6%           995,630        995,630
New York State Dormitory Authority, Nyack Hospital, Series 1996, 7/1/2013, 6.25%         499,705        499,705
New York State Dormitory Authority, Columbia University, NY, Revenue, 7/1/2010,
 6%                                                                                    1,062,120      1,062,120
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2017, 5.875%                                                                           2,511,837
New York State Dormitory Authority, City University System, Revenue, Series A,
 7/1/2018, 5.75%                                                                                      2,124,480
New York State Dormitory Authority, Upstate Community Colleges, Revenue,
 Series A, 7/1/2016, 5.875%                                                                           3,643,839
New York State Dormitory Authority, Revenue, 7/1/2018, 5%                              1,777,181      1,777,181
New York State Dormitory Authority, Green Chimneys School, Series 1999 A,
 7/1/2018, 5.5%                                                                        1,390,881      1,390,881
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2011, 5.25%                                                                             2,623,080
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2012, 5.25%                                                                             1,381,320
New York State Dormitory Authority, Special Activities School Districts,
 Revenue, 7/1/2015, 5.25%                                                                             1,005,200
New York State Dormitory Authority, Revenue Bond, 8/15/2012, 5.75%                                    2,111,520
New York State Dormitory Authority, Revenue, 2/15/2010, 7.8199992%                     2,962,525      2,962,525
New York State Dormitory Authority, Revenue, Mt. Sinai Health, Series A,
 7/1/2025, 6.5%                                                                        2,078,180      2,078,180
New York State Dormitory Authority, State University Educational Facilities,
 Revenue, 5/15/2012, 5.75%                                                                            3,211,260
New York State Dormitory Authority, State University Educational Facilities,
 Revenue Bond, 5/15/2018, 5.25%                                                        2,964,480      2,964,480
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                                           1,066,600
New York State Dormitory Authority, State University Additional Facilities,
 Series C, 5/17/2017, 5.75%                                                            1,066,600      1,066,600
New York State Energy Research and Development Authority, 10/01/2029,
 3.999999360%                                                                                         1,000,000
New York State Energy Research and Development Authority, Lilco Project,
 Revenue, Series A, 3/1/2016, 5.15%                                                                   2,374,350
New York State Environmental Facilities Corporation, Special Obligation Revenue,
 Riverbank State Park, Series 1996, 04/01/2008, 6.25%                                  2,397,906      2,397,906
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, Prerefunded 06/15/2001,
 6/15/2010, 7.25%                                                                                       932,040
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series A, 6/15/2010, 7.25%                                            103,427
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Revolving Fund Revenue, Series E, 6/15/2014, 6.5%                                              92,698
New York State Environmental Facilities Corporation, State Water Pollution
 Control, Series D, 5/15/2015, 6.9%                                                      778,349        778,349
New York State Environmental Facilities Corporation, RiverBank State Park,
 Special Obligation Revenue, 4/1/2012, 6.25%                                                          4,140,025
New York State Housing Finance Agency, State University Construction, Revenue,
 Series A, 5/1/2011, 8%                                                                                 244,564
New York State Housing Finance Agency, Multi-Family Mortgage Housing, Revenue,
 Series A, 8/15/2012, 6.95%                                                                           1,565,190
New York State Health Facilities Authority, 11/1/2004, 6.375%                          1,580,955      1,580,955
New York State Local Government Assistance Corporation, Capital Appreciation,
 Series B, Zero coupon, 4/1/2009                                                                      4,008,992
New York State Local Government Assistance Corporation, Series 1993E, 4/1/2016,
 5.25%                                                                                 1,201,779      1,201,779
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series C, 9/15/2012, 7.3%                                                                               77,888
New York State Housing Finance Agency, Service Contract Obligation, Revenue,
 Series A, 9/15/2012, 7.25%                                                                             193,868
New York State Mortgage Agency, Revenue, 10/1/2005, 6.8%                               1,072,400      1,072,400
New York State Mortgage Agency, Homeownership Mortgage Revenue, Series 5,
 10/1/2021, 6.45%                                                                                     4,182,440
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, 2/15/2018, 7.7%                                                        45,095
New York State Medical Care Facilities Finance Agency, Revenue, Prerefunded
 02/15/2000, 2/15/2020, 7.75%                                                                           102,222
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, Prefunded 2/15/2002, 2/15/2018, 7.4%                        796,774
New York State Medical Care Facilities Finance Agency, Mental Health Services
 Facilities Improvement, Revenue, Series D, 2/15/2018, 7.4%                                             313,473
New York State Thruway Authority, General Revenue, Capital Appreciation Special
 Obligation, Series 1991A, Zero Coupon, 1/1/2006                                       2,272,697      2,272,697
New York State Thruway Authority, Revenue, 1/1/2025, 5%                                4,974,026      4,974,026
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 Series A, 4/1/2015, 5.125%                                                                           1,493,865
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2011, 6%                                                                                         5,328,300
New York State Thruway Authority, Highway and Bridges Trust Fund, Revenue,
 4/1/2013, 5.25%                                                                                      2,434,608
New York State, Urban Development Corporation, State Facilities, Revenue,
 4/1/2015, 5.6%                                                                                       2,355,733
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2015, 5.5%                                                      4,640,220
New York State, Urban Development Corporation, Syracuse University Center for
 Science and Technology, Revenue, 1/1/2017, 5.5%                                                      4,992,054
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1994A, 1/1/2014, 5.5%                                                          2,096,080      2,096,080
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 1/1/2028, 5%                                                                          6,014,580      6,014,580
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series B, 1/1/2013, 5.25%                                                                            1,728,543
New York State, Urban Development Corporation, Revenue, Correctional Facilities,
 Series 1998, 4/1/2016, 5.125%                                                         2,490,533      2,490,533
Niagara County, NY, General Obligation, MBIA Insured, 2/15/2011, 7.1%                    593,015        593,015
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2003, 7%                           2,407,442      2,407,442
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2005, 8.5%                         2,484,176      2,484,176
Niagara Falls, NY, Water Treatment Plant, AMT, 11/1/2006, 8.5%                         1,470,404      1,470,404
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2011, 7.25%                          257,423
Niagara Falls, NY, Water Treatment Plant, General Obligation, 11/1/2012, 7%                           1,087,750
Niagara Falls, NY, Bridge Commission Toll Revenue 10/1/2015, 5.25%                                   10,969,347
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2013, 5.5%        518,805        518,805
Oneida-Herkimer, NY, Solid Waste Managment Authority, Series 1998, 4/1/2014, 5.5%      1,034,860      1,034,860
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
 Facility, Solvay Paperboard LLC, Series 1998, AMT, 11/1/2030, 7%                      2,854,290      2,854,290
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2005, 5.2%                                                                          192,768        192,768
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2006, 5.3%                                                                          191,332        191,332
Orange County, NY, Industrial Developmant Agency, The Glen Arden Project,
 1/1/2007, 5.35%                                                                         189,500        189,500
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2008, 5.4%                                                                           93,562         93,562
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2018, 5.625%                                                                        818,490      1,636,980
Orange County, NY, Industrial Development Agency, The Glen Arden Project,
 1/1/2028, 5.7%                                                                          977,662      2,932,987
Port Authority of New York & New Jersey, Special Obligation Revenue,
 Continental/Eastern Project, Laguardia, 12/1/2015, 9.125%                                            2,620,456
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, Split Amount, Series 1996, AMT, 10/1/2007, 7%             3,632,020      3,632,020
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2010, 6.25%                            2,780,050      2,780,050
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
 International Air Terminal, MBIA insured, 12/1/2011, 6.25%                            2,792,325      2,792,325
Port Authority of New York & New Jersey, JFK International Airport Terminal 6,
 Special Obligation Revenue, 12/1/2015, 6.25%                                                         8,934,160
Puerto Rico Commonwealth, Public Improvements, General Obligation, zero coupon,
 7/1/2008, 0%                                                                                           697,790
Puerto Rico Commonwealth, Highway and Transportation Authority, Revenue,
 Series Z, 7/1/2018, 6%                                                                               3,060,502
Puerto Rico Electric Power Authority, Power Revenue, 7/1/2012, 6%                                     4,488,330
Puerto Rico Municipal Finance Agency,  General Obligation,  Series A, 8/1/2012,
 7.5054996%                                                                                           1,756,530
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2008,
 6.85%                                                                                   398,429        398,429
Shenendehowa Central School District, NY, Clifton Park, FGIC Insured, 6/15/2009,
 6.85%                                                                                   402,349        402,349
34th Street Partnership Inc., NY, Capital Improvement, 1/1/2014, 5.5%                  1,909,899      1,909,899
Tompkins County, NY, Industrial Development Agency Revenue, Series 2000,
 7/1/2017, 6%                                                                          1,177,836      1,177,836
New York Triborough Bridge and Tunnel Authority, General Purpose Revenue,
 Series Y, 1/1/2021, 6.125%                                                                           7,948,123
Ulster County, NY, General Obligation, Series 1998B, 10/15/2011, 5%                      279,485        279,485
Ulster County, NY, General Obligation, Series 1998B, 10/15/2012, 5%                      196,990        196,990
Ulster County, NY, General Obligation, Series 1998B, 10/15/2013, 5%                      130,668        130,668
Ulster County, NY, Resource Recovery Agency, Solid Waste System Revenue,
 3/1/2014, 6%                                                                                         3,065,580
Valley Central School District, Montgomery, NY, AMBAC Insured, 6/15/2008, 7.15%          722,993        722,993
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, ETM,
 Series 1992A, 10/1/2002, 7%                                                             525,585        525,585
Virgin Islands, Public Finance Authority, Subordinate Lien, Series 1998D,
 10/1/2007, 6%                                                                         3,061,159      3,061,159
Weschester County, New York, 11/1/2011, 5.25%                                                         3,104,234


                                                                                     ---------------------------
Total Long-Term Municipal Investments (Cost of $200,103,094, $160,801,561, and
 $360,904,655 respectively)                                                          169,987,737    377,134,610
                                                                                     ===========================


                                                                                     ---------------------------
Total Investment Portfolio (Cost of $205,566,546, $165,901,561, and $371,468,107
 respectively)                                                                       175,087,737    387,710,160
                                                                                     ===========================

*It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF NOVEMBER 30, 2000 (UNAUDITED)

                                    Kemper New York      Scudder New York         Pro Forma         Pro Forma
                                    Tax-Free Income          Tax Free            Adjustments         Combined
                                   ------------------   --------------------    --------------    ---------------

Investments, at value                  $ 212,622,423          $ 175,087,737                        $ 387,710,160
Cash                                         104,400                493,153                              597,553
Other assets less liabilities              2,390,927              1,816,948        $  (24,974) (2)     4,182,901
                                   ------------------   --------------------    --------------    ---------------
Total Net assets                       $ 215,117,750          $ 177,397,838        $  (24,974)     $ 392,490,614
                                   ==================   ====================    ==============    ===============

Net Assets
Class S Shares                                                $ 177,397,838           (24,974)       177,372,864
Class A Shares                         $ 199,733,112                                                 199,733,112
Class B Shares                         $  11,953,646                                                  11,953,646
Class C Shares                         $  3,430,992                                                   3,430,992
Shares Outstanding
Class S Shares                                                   16,069,498         1,002,000         17,071,498
Class A Shares                            19,215,237                                                  19,215,237
Class B Shares                             1,148,249                                                   1,148,249
Class C Shares                               330,243                                                     330,243
Net Asset Value per Share
Class S Shares                                                $       11.04                        $       10.39
Class A Shares                         $       10.39                                               $       10.39
Class B Shares                         $       10.41                                               $       10.41
Class C Shares                         $       10.39                                               $       10.39

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED NOVEMBER 30, 2000 (UNAUDITED)

                                                                   Kemper New York               Scudder New York
                                                                   Tax-Free Income                   Tax Free
                                                              --------------------------    ---------------------------

Investment Income:
  Interest income                                                          $ 12,083,454                       9,872,134
                                                              ---------------------------------------------------------
            Total Investment Income                                          12,083,454                       9,872,134
  Expenses
     Management fees                                                          1,174,410                       1,094,579
    12B-1 Fees                                                                  114,904                               -
     Trustees Fees                                                                8,378                           5,433
     All other expenses                                                         732,685                         405,887
                                                              ---------------------------------------------------------
  Total expenses before reductions                                            2,030,377                       1,505,899
  Expense reductions                                                                 --                              --
                                                              ---------------------------------------------------------
  Expenses, net                                                               2,030,377                       1,505,899
                                                              ---------------------------------------------------------
Net investment income (loss)                                                 10,053,077                       8,366,235
                                                              ---------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                                  (2,473,777)                     (1,545,584)

  Net increase in unrealized appreciation
     of investments during the period                                         9,495,967                       6,166,563
                                                              ---------------------------------------------------------

Net increase in net assets from operations                                 $ 17,075,267                    $ 12,987,214
                                                              =========================================================

                                                                  Pro Forma               Pro Forma
                                                                 Adjustments               Combined
                                                              --------------------------------------------

Investment Income:
  Interest income                                             $              --              $ 21,955,588
                                                              --------------------------------------------
            Total Investment Income                                                            21,955,588
  Expenses
     Management fees                                                   (151,164)  (3)           2,117,825
    12B-1 Fees                                                          473,212   (4)             588,116
     Trustees Fees                                                       (5,433)  (5)               8,378
     All other expenses                                                (596,783)  (6)             541,789
                                                              --------------------------------------------
  Total expenses before reductions                                     (280,168)                3,256,108
  Expense reductions                                                         --                        --
                                                              --------------------------------------------
  Expenses, net                                                        (280,168)                3,256,108
                                                              --------------------------------------------
Net investment income (loss)                                            280,168                18,699,480
                                                              --------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                                  --                (4,019,361)

  Net increase in unrealized appreciation
     of investments during the period                                        --                15,662,530
                                                              --------------------------------------------

Net increase in net assets from operations                    $         280,168              $ 30,342,649
                                                              ============================================

                Notes to Pro Forma Combining Financial Statements
                                   (Unaudited)
                                November 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of November 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended November 30, 2000 for Kemper New York Tax-Free Income Fund and Scudder New York Tax Free Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $24,974 to be borne by Scudder New York Tax Free Fund.

3. Represents reduction in management fees resulting from the utilization of Kemper New York Tax-Free Fund's investment management agreement for the entire year.

4. Reclassification of accounting service fees as being covered under the 12b-1 plan.

5.    Reduction in trustee fees resulting from the Reorganization.

6. Represents reduction in other expenses resulting from the implementation of an administrative agreement and reclassification of accounting service fees as being covered under the 12b-1 plan.

For more information, please contact Shareholder Communications Corporation, your Fund's information agent, at 1-800-401-3138.



                                                                   SD NY TF #18

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                        SCUDDER NEW YORK TAX FREE FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 3:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.


PROPOSAL:

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper New York Tax-Free Income Fund, (ii) each shareholder of the Fund would receive shares of Kemper New York Tax-Free Income Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE